                                  EXHIBIT 99.1

                       SOUNDVIEW HOME LOAN TRUST 2005-OPT4






                           $872,127,000 (APPROXIMATE)
                              OFFERED CERTIFICATES


                        FINANCIAL ASSET SECURITIES CORP.
                                    Depositor

                         OPTION ONE MORTGAGE CORPORATION
                         Seller, Originator and Servicer









                          [RBS GREENWICH CAPITAL LOGO]
                                Lead Underwriter





COUNTRYWIDE SECURITIES CORPORATION                 SANDLER O'NEILL & PARTNERS LP
                                 Co-Underwriters

                     FOR ADDITIONAL INFORMATION PLEASE CALL

--------------------------------------------------------------------------------
                             RBS GREENWICH CAPITAL
--------------------------------------------------------------------------------

    ASSET BACKED FINANCE
    Vinu Phillips                                      (203) 622-5626
    Patrick Leo                                        (203) 618-2952
    Greg McSweeney                                     (203) 618-2429

    TRADING
    Ron Weibye                                         (203) 625-6160
    Peter McMullin                                     (203) 625-6160

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             RATING AGENCY CONTACTS
--------------------------------------------------------------------------------

    STANDARD & POOR'S
    Monica Perelmuter                                     (212) 438-6309

    FITCH
    Wen Hsu                                               (212) 908-0633

--------------------------------------------------------------------------------




                          [RBS GREENWICH CAPITAL LOGO]

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.






                          [RBS GREENWICH CAPITAL LOGO]

PRELIMINARY TERM SHEET                          DATE PREPARED: OCTOBER 21, 2005

                           $872,127,000 (APPROXIMATE)
                              OFFERED CERTIFICATES
                       SOUNDVIEW HOME LOAN TRUST 2005-OPT4

------------------------------------------------------------------------------------------------------------------------------------
                 PRINCIPAL         WAL          PYMT WINDOW       EXPECTED RATING      ASSUMED FINAL               CERTIFICATE
CLASS(1,3,4)    AMOUNT ($)     CALL/MAT (2)  (MTHS) CALL/MAT(2)      (FITCH/S&P)     DISTRIBUTION DATE                TYPE
--------------  -----------    ----------    ----------------        -----------     -----------------                ----

I-A-1            $562,248,000        Not Marketed Hereby             [AAA/AAA]        December 2035      Fltg Rate Group I Senior
I-A-2             $99,220,000                                        [AAA/AAA]        December 2035    Fltg Rate Group I Senior Mezz
II-A-1           $275,800,000  1.00 / 1.00      1-21 / 1-21          [AAA/AAA]        December 2035      Fltg Rate Group II Senior
II-A-2           $130,500,000  2.00 / 2.00     21-27 / 21-27         [AAA/AAA]        December 2035      Fltg Rate Group II Senior
II-A-3           $161,200,000  3.50 / 3.50     27-70 / 27-70         [AAA/AAA]        December 2035      Fltg Rate Group II Senior
II-A-4            $59,911,000  6.35 / 8.45     70-77 / 70-181        [AAA/AAA]        December 2035      Fltg Rate Group II Senior
M-1               $71,604,000  4.59 / 5.05     42-77 / 42-144        [AA+/AA+]        December 2035        Fltg Rate Subordinate
M-2               $54,294,000  4.50 / 4.93     40-77 / 40-134         [AA/AA]         December 2035        Fltg Rate Subordinate
M-3               $18,885,000  4.46 / 4.87     40-77 / 40-124        [AA-/AA-]        December 2035        Fltg Rate Subordinate
M-4               $18,885,000  4.44 / 4.82     39-77 / 39-120         [A+/A+]         December 2035        Fltg Rate Subordinate
M-5               $18,098,000  4.43 / 4.79     39-77 / 39-115          [A/A]          December 2035        Fltg Rate Subordinate
M-6               $19,672,000  4.41 / 4.73     38-77 / 38-109         [A-/A-]         December 2035        Fltg Rate Subordinate
M-7               $19,672,000  4.40 / 4.65     38-77 / 38-102       [BBB+/BBB+]       December 2035        Fltg Rate Subordinate
M-8               $11,016,000  4.40 / 4.57     37-77 / 37-93         [BBB/BBB]        December 2035        Fltg Rate Subordinate
M-9               $12,590,000  4.37 / 4.45     37-77 / 37-86        [BBB-/BBB-]       December 2035        Fltg Rate Subordinate
M-10(5)           $18,098,000   Privately Offered Certificates       [BB+/BB+]        December 2035        Fltg Rate Subordinate
M-11(5)            $6,295,000                                         [BB/BB]         December 2035        Fltg Rate Subordinate
------------ ----------------- ------------- ------------------- ------------------ ------------------- ----------------------------
TOTAL:         $1,557,988,000
------------ ----------------- ------------- ------------------- ----------------------- ------------------- -----------------------

(1) The Class I-A-1 and Class I-A-2 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The certificate principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2)  See "Pricing Prepayment Speed" herein.
(3) The Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are priced to call. The margins on the Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates double and the margins on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are equal to 1.5x the original margins after the clean-up call date.
(4)  See "Net WAC Rate" herein.
(5) The Class M-10 and Class M-11 Certificates (as defined herein) will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to Qualified Institutional Buyers. The Class M-10 and Class M-11 Certificates are described herein because their amount, structure, collateral, rights, risks and other characteristics affect the amount, structure, collateral, rights, risks and other characteristics of the Offered Certificates.


                          [RBS GREENWICH CAPITAL LOGO]

Depositor:                     Financial Asset Securities Corp.

Originator, Seller and
Servicer:                      Option One Mortgage Corporation ("OPTION ONE").

Lead Underwriter:              Greenwich Capital Markets, Inc. ("RBS GREENWICH
                               CAPITAL").

Co-Underwriters:               Countrywide Securities Corporation and Sandler
                               O'Neill & Partners LP.

Trustee and Swap
Administrator:                 Deutsche Bank National Trust Company.

Loss Mitigation Advisor:       The Murrayhill Company.

Swap Provider:                 TBD.

Offered Certificates:          The Class I-A-1 and Class I-A-2  Certificates
                               (the "GROUP I CERTIFICATES") and the Class
                               II-A-1, Class II-A-2, Class II-A-3 and Class
                               II-A-4 Certificates (collectively, the "GROUP II
                               CERTIFICATES") are referred to herein as the "SENIOR CERTIFICATES." The Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5, Class M-6, Class
                               M-7, Class M-8, Class M-9, Class M-10 and Class
                               M-11 Certificates are collectively referred to herein as the "SUBORDINATE CERTIFICATES." The
                               Senior Certificates and the Subordinate
                               Certificates (other than the Class M-10 and Class
                               M-11 Certificates) are collectively referred to herein as the "OFFERED CERTIFICATES." The Class
                               M-10 and Class M-11 Certificates will be offered privately pursuant to Rule 144A of the Securities
                               Act of 1933 to Qualified Institutional Buyers, the "PRIVATELY OFFERED CERTIFICATES." The Offered
                               Certificates and the Privately Offered
                               Certificates are collectively referred to herein as the "CERTIFICATES."

Federal Tax Status:            It is  anticipated  that the  Certificates
                               generally will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered  Certificates  will be available in
                               book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                               System.

Cut-off Date:                  On or about November 1, 2005.

Expected Pricing Date:         On or about October [24], 2005.

Expected Closing Date:         On or about November 30, 2005.

Expected Settlement Date:      On or about November 30, 2005.

Distribution Date:             The 25th day of each month (or if not a business
                               day, the next succeeding business day) commencing in December 2005.

Accrued Interest:              The price to be paid by investors for the Offered
                               Certificates will not include accrued interest
                               (settling flat).

Interest Accrual Period:       The interest accrual period for each Distribution
                               Date with respect to the Offered Certificates will be the period beginning with the previous
                               Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA  Eligibility:            Subject to the considerations in the
                               Prospectus Supplement, it is expected that the Offered Certificates will be eligible for purchase by plans that meet the requirements of an investor-based exemption.


                          [RBS GREENWICH CAPITAL LOGO]

SMMEA Eligibility:             The Offered Certificates are not
                               expected to constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:                 Approximately 0.30% of the aggregate principal
                               balance of the Mortgage Loans for the first 10 due periods, approximately 0.40% of the aggregate principal balance of the Mortgage Loans for due periods 11 through 30, and approximately 0.65% of the aggregate principal balance of the Mortgage
                               Loans for due periods 31 and thereafter.

Optional Termination:          The terms of the transaction allow for a clean-up
                               call of the Mortgage Loans and the retirement of the Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on
                               the following collateral prepayment assumptions:

                               FRM Loans:  115% PPC (100% PPC: 4.00% CPR in
                                           month 1, increased by approximately
                                           1.455% each month to 20.00% CPR in
                                           month 12, and remaining at 20.00% CPR
                                           thereafter).

                               ARM         Loans: 100% PPC (100% PPC: 2.00%
                                           in month 1, increased by
                                           approximately 2.545% each month
                                           to 30.00% CPR in month 12,
                                           remaining constant at 30.00% CPR
                                           through month 23, increasing to
                                           60.00% CPR in month 24 and
                                           remaining constant at 60.00% CPR
                                           until month 27 and decreasing to
                                           35.00% CPR in month 28 and
                                           remaining constant at 35.00% CPR
                                           from month 28 and thereafter),

                               provided, however, the prepayment rate will not exceed 90% CPR in any period under any scenario.

Mortgage Loans:                As of the Cut-off Date, the aggregate principal
                               balance of the Mortgage Loans is expected to be approximately $1,573,724,894, of which: (i) approximately $807,653,962 will consist of a pool of conforming balance fixed-rate and adjustable-rate Mortgage Loans (the "GROUP I
                               MORTGAGE LOANS") and (ii) approximately
                               $766,070,932 will consist of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans (the "GROUP II
                               MORTGAGE Loans" and together with the Group I
                               Mortgage Loans, the "MORTGAGE LOANS").

Statistical Mortgage Loans:    The detailed statistical collateral information
                               presented herein describes a sample pool of mortgage loans (the "STATISTICAL MORTGAGE LOANS") which does not necessarily consist of mortgage loans to be included in the trust.

                               However, it is expected that the information set forth herein with respect to the Statistical Mortgage Loans is generally representative of the characteristics of the Mortgage Loans expected to be in the trust, subject to minor variances.

                               With respect to approximately 15.79% of the Statistical Mortgage Loans, Option One also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

Pass-Through Rate:             The "PASS-THROUGH RATE" on each Class of
                               Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC
                               Rate.

Formula Rate:                  The "FORMULA RATE" on each Class of Certificates
                               will be equal to the lesser of (i) One Month
                               LIBOR plus the margin for such Class and (ii) the Maximum Cap.

Adjusted Net Mortgage Rate:    The "ADJUSTED NET MORTGAGE RATE" for each
                               Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee Rate and (ii) the trustee fee rate.

                          [RBS GREENWICH CAPITAL LOGO]

Adjusted Net Maximum
Mortgage Rate: The "ADJUSTED NET MAXIMUM MORTGAGE RATE" for each Mortgage Loan is equal to the maximum loan rate (or the loan rate in the case of any fixed-rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate and (ii) the trustee fee rate.

Net WAC Rate:                  The "NET WAC RATE" for any Distribution Date,
                               will be equal to the annual rate equal to the product of (a) the weighted average Adjusted Net
                               Mortgage Rate of the Mortgage Loans in the prior calendar month less a percentage, the numerator of which is the net swap payment and swap termination payment (other than any swap termination payment resulting from a swap provider trigger event) owed to the Swap Provider for such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans in the prior calendar month and
                               (b) a fraction whose numerator is 30 and whose denominator is the actual number of days in the related Accrual Period.

Maximum Cap:                   The "MAXIMUM CAP" on each Class of Certificates
                               will be the weighted average of the Adjusted Net
                               Maximum Mortgage Rates of the Mortgage Loans plus a fraction expressed as a percentage, the numerator of which is the Net Swap Payment received by the trust from the Swap Provider and the denominator of which is the aggregate principal balance of the Mortgage Loans in the prior calendar month, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net WAC Rate
Carryover Amount:              If on any Distribution Date the Pass-Through Rate
                               for any Class of Certificates is limited by the Net WAC Rate, the "NET WAC RATE CARRYOVER AMOUNT" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the related
                               Formula Rate over (b) the amount of interest actually accrued on such Class based on the Net
                               WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Formula Rate. Any Net WAC
                               Rate Carryover Amount will be distributed on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:            Consists of the following:
                                    1) Excess Cashflow;
                                    2) Swap Agreement;
                                    3) The Overcollateralization Amount;
                                    4) Subordination.

Excess Cashflow:               The "EXCESS CASHFLOW" for any Distribution Date
                               will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

                          [RBS GREENWICH CAPITAL LOGO]

Swap Agreement:                On the Closing Date, the Trustee will enter into
                               a Swap Agreement with notional amounts as shown in the Swap Schedule herein. Under the Swap
                               Agreement, the Trust will be obligated to pay an amount equal to [4.70]% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap
                               Provider (on an actual/360 basis), until the Swap
                               Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment") on each Distribution Date. Generally, the Net Swap
                               Payment will be deposited into a swap account
                               (the "Swap Account") by the Swap Administrator pursuant to the Pooling Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling Agreement. Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the
                               "Swap Termination Payment ") to the other party
                               (regardless of which party caused the
                               termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement and will generally be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full.
                               In the event that a Swap Termination Payment is paid to the Trust and a new successor swap provider is not found, such amount will remain in a reserve fund and only the Net Swap Payment that would normally be paid to the trust (assuming no Swap Termination Payment is made) is distributed through the swap waterfall. IN THE EVENT THAT THE
                               TRUST IS REQUIRED TO MAKE A SWAP TERMINATION
                               PAYMENT, SUCH PAYMENT GENERALLY WILL BE PAID
                               PRIOR TO DISTRIBUTIONS TO CERTIFICATEHOLDERS.



Overcollateralization
Amount: The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates and the Class P Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build O/C until the Overcollateralization Target Amount is reached.

Overcollateralization
Target Amount:                 Prior to the Stepdown Date, the
                               "OVERCOLLATERALIZATION TARGET AMOUNT" is approximately 1.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                               Date.

                               On or after the Stepdown Date, the
                               Overcollateralization Target Amount is
                               approximately 2.00% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                               If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:                 The earlier to occur of
                               (i)  the Distribution Date on which the principal
                                    balance of the Senior Certificates
                                    has been reduced to zero; and
                               (ii) the later to occur of
                                    (x) the Distribution Date occurring in
                                    December 2008 and (y) the first
                                    Distribution Date on which the Credit
                                    Enhancement Percentage
                                    is greater than or equal to 36.20%.

                          [RBS GREENWICH CAPITAL LOGO]

Credit Enhancement
Percentage:                    The "CREDIT ENHANCEMENT PERCENTAGE" for a
                               Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage
                               Loans.

Trigger Event:                 A "TRIGGER EVENT" is in effect on any
                               Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds [44.15]% of the current Credit
                               Enhancement Percentage or (ii) cumulative realized losses as a percentage of the Mortgage
                               Loans as of the Cut-off Date, for the related
                               Distribution Date are greater than:

                               ---------------------------------------- -----------------------------------------------
                                          DISTRIBUTION DATE                               PERCENTAGE
                               ---------------------------------------- -----------------------------------------------
                                    December 2008 - November 2009          [4.30]% for December 2008, plus 1/12 of
                                                                                      [1.50]% thereafter
                               ---------------------------------------- -----------------------------------------------
                                    December 2009 - November 2010          [5.80]% for December 2009, plus 1/12 of
                                                                                      [1.10]% thereafter
                               ---------------------------------------- -----------------------------------------------
                                    December 2010 - November 2011          [6.90]% for December 2010, plus 1/12 of
                                                                                      [0.50]% thereafter
                               ---------------------------------------- -----------------------------------------------
                                    December 2011 and thereafter                           [7.40]%
                               ---------------------------------------- -----------------------------------------------

Expected Credit Support
Percentages:

                               ----------------------- ----------------- ---------------------------
                                                        INITIAL CREDIT      AFTER STEPDOWN DATE
                                                           SUPPORT            EXPECTED SUPPORT
                               ----------------------- ----------------- ---------------------------
                                Senior Certificates         18.10%                 36.20%
                               ----------------------- ----------------- ---------------------------
                                     Class M-1              13.55%                 27.10%
                               ----------------------- ----------------- ---------------------------
                                     Class M-2              10.10%                 20.20%
                               ----------------------- ----------------- ---------------------------
                                     Class M-3              8.90%                  17.80%
                               ----------------------- ----------------- ---------------------------
                                     Class M-4              7.70%                  15.40%
                               ----------------------- ----------------- ---------------------------
                                     Class M-5              6.55%                  13.10%
                               ----------------------- ----------------- ---------------------------
                                     Class M-6              5.30%                  10.60%
                               ----------------------- ----------------- ---------------------------
                                     Class M-7              4.05%                  8.10%
                               ----------------------- ----------------- ---------------------------
                                     Class M-8              3.35%                  6.70%
                               ----------------------- ----------------- ---------------------------
                                     Class M-9              2.55%                  5.10%
                               ----------------------- ----------------- ---------------------------
                                     Class M-10             1.40%                  2.80%
                               ----------------------- ----------------- ---------------------------
                                     Class M-11             1.00%                  2.00%
                               ----------------------- ----------------- ---------------------------

                          [RBS GREENWICH CAPITAL LOGO]

Realized Losses:               If a Mortgage Loan becomes a liquidated loan, the
                               net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage
                               Loan. The amount of such insufficiency is a "REALIZED LOSS." Realized Losses on the Mortgage
                               Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-11 Certificates, then to the Class M-10
                               Certificates, then to the Class M-9 Certificates, then to the Class M-8 Certificates, then to the Class M-7 Certificates, then to the Class M-6
                               Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2
                               Certificates, then to the Class M-1 Certificates and then any losses allocable to the Group I
                               Certificates will be allocated to the Class I-A-2
                               Certificates.


                               Realized Losses will not be allocated to any of the Senior Certificates (except for the Class I-A-2 Certificates to the limited extent described above).

                          [RBS GREENWICH CAPITAL LOGO]

Priority of Distributions:     Available funds from the Mortgage Loans will be
                               distributed as follows:

                               1) Interest funds, as follows: first to pay servicing fees and trustee fees, second, to the Swap Account, net swap payments and swap termination payments (other than any swap termination payment resulting from a swap provider trigger event) owed to the Swap Provider, third, monthly interest plus any previously unpaid interest to the Class A Certificates, generally from the related loan group, fourth, monthly interest to the Class M-1 Certificates, fifth, monthly interest to the Class M-2 Certificates, sixth, monthly interest to the Class M-3 Certificates, seventh, monthly interest to the Class M-4 Certificates, eighth, monthly interest to the Class M-5 Certificates, ninth, monthly interest to the Class M-6 Certificates, tenth, monthly interest to the Class M-7 Certificates, eleventh, monthly interest to the Class M-8 Certificates, twelfth, monthly interest to the Class M-9 Certificates, thirteenth, monthly interest to the Class M-10 Certificates and fourteenth, monthly interest to the Class M-11 Certificates

                               2)  Principal funds, as follows: monthly
                                   principal to the Senior Certificates,
                                   generally based on the principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class M-7 Certificates as described under "Principal Paydown", then monthly principal to the Class M-8 Certificates as described under "Principal Paydown", then monthly principal to the Class M-9 Certificates as described under "Principal Paydown", then monthly principal to the Class M-10 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class M-11 Certificates as described under "Principal Paydown."

                               3) Excess Cashflow as follows: as principal to the Certificates to replenish or maintain O/C as described under "Principal Paydown", then any unpaid applied Realized Loss amount to the Class I-A-2 Certificates, then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class M-9 Certificates, then any unpaid applied Realized Loss amount to the Class M-9 Certificates, then any previously unpaid interest to the Class M-10 Certificates, then any unpaid applied Realized Loss amount to the Class M-10 Certificates, then any previously unpaid interest to the Class M-11 Certificates, and then any unpaid applied Realized Loss amount to the Class M-11 Certificates.

                               4) Any remaining Excess Cashflow to the Net WAC Rate Carryover Reserve Account to be paid to the Class A Certificates, pro-rata and then to the Subordinate Certificates sequentially, to the extent of any unpaid Net WAC Rate Carryover Amount payable to the Certificates, before taking into account payments received by the trust from the Swap Agreement.

                               5) Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as described in the pooling agreement (including any Swap Termination Payment owed to the Swap Provider due to a Swap Provider trigger event pursuant to the Swap Agreement).

                          [RBS GREENWICH CAPITAL LOGO]

Principal Paydown:             Principal allocated to the Group I Certificates
                               will be distributed as follows:
                                   x) If for any Distribution Date prior to the
                                      Stepdown Date the cumulative
                                      realized losses as a percentage of the
                                      aggregate principal balance of the
                                      Mortgage Loans as of the Cut-off Date are less than or equal to [4.30]%, or if a Trigger Event is not in effect:
                                        To the Class I-A-1 and Class I-A-2
                                        Certificates, pro-rata, based off
                                        current certificate principal balances
                                        until their certificate principal
                                        balances are paid to zero.

                                    y)If for any Distribution Date prior to
                                      Stepdown Date the cumulative realized
                                      losses as a percentage of the aggregate
                                      principal balance of the Mortgage Loans as of the Cut-off Date are greater than [4.30]%, or if a Trigger Event is in effect:
                                        1) First, to the Class I-A-1
                                        Certificates until its certificate
                                        principal balance is reduced to zero,
                                        and
                                        2) Second, to the Class I-A-2
                                        Certificates until its certificate
                                        principal balance is reduced to zero.

                               Principal distributed to the Group II
                               Certificates will be distributed sequentially to the Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero. In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

                               1) Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates generally pro rata, based on principal collected in the related loan group, provided, however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates,
                                   iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates,
                                   vii) the Class M-7 Certificates, viii) the Class M-8 Certificates, ix) the Class M-9 Certificates, x) the Class M-10 Certificates and xi) the Class M-11 Certificates.

                               2)  On or after the Stepdown Date and if a
                                   Trigger Event is not in effect, all the
                                   Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected in the related loan group, such that the Senior Certificates will have at least 36.20% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 27.10% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 20.20% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 17.80% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 15.40% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 13.10% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 10.60% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 8.10% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 6.70% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 5.10% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 2.80% credit enhancement, twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 2.00% credit enhancement (subject, in each case, to any overcollateralization floors).

                          [RBS GREENWICH CAPITAL LOGO]

Swap Account:                  Funds deposited into the Swap Account on a
                               Distribution Date will include:

                               (i)   the net swap payments owed to the Swap
                                     Provider for such Distribution Date,
                               (ii) any net swap payments received from the Swap Provider for such Distribution Date,

                               On each Distribution Date, following the distribution of Excess Cashflow, payments shall be distributed from the Swap Account as follows:

                               (i) to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;
                               (ii) to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider trigger event pursuant to the Swap Agreement;
                               (iii) to the Class A Certificates, any unpaid
                                     interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;
                               (iv)  to the Mezzanine Certificates,
                                     sequentially, any unpaid interest,
                                     including any accrued unpaid interest from prior Distribution Dates;
                               (v)   to the Class A Certificates and the
                                     Mezzanine Certificates, any principal in accordance with the principal payment provisions described above under "Principal Paydown" in an amount necessary to maintain the applicable Overcollateralization Target Amount;
                               (vi) to the Class I-A-2 Certificates and then the Mezzanine Certificates, sequentially, any remaining Allocated Realized Loss Amounts;
                               (vii) an amount equal to any unpaid remaining Net
                                     WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates first, pro rata, to the Class A Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates.

                          [RBS GREENWICH CAPITAL LOGO]

                   NET WAC RATE FOR THE OFFERED CERTIFICATES

-------------------------------------------------------------------------------------------------------------
                          NET WAC       EFFECTIVE NET                          NET WAC       EFFECTIVE NET
                          RATE (1)(3)   WAC RATE(2)(3)                         RATE (1)(3)   WAC RATE(2)(3)
   PERIOD     DIST DATE      (%)             (%)         PERIOD     DIST DATE      (%)             (%)
-------------------------------------------------------------------------------------------------------------
     1        12/25/2005       N/A           N/A           42      5/25/2009      10.19          17.38
     2        1/25/2006       6.84          22.42          43      6/25/2009       9.85          17.02
     3        2/25/2006       6.84          22.37          44      7/25/2009      10.16          17.17
     4        3/25/2006       7.57          22.55          45      8/25/2009       9.82          16.81
     5        4/25/2006       6.84          22.23          46      9/25/2009       9.80          16.71
     6        5/25/2006       7.07          22.21          47      10/25/2009     10.12          16.88
     7        6/25/2006       6.84          22.01          48      11/25/2009      9.83          16.57
     8        7/25/2006       7.07          21.95          49      12/25/2009     10.14          16.75
     9        8/25/2006       6.84          21.71          50      1/25/2010       9.79           9.79
     10       9/25/2006       6.84          21.52          51      2/25/2010       9.78           9.78
     11       10/25/2006      6.97          21.29          52      3/25/2010      10.81          10.81
     12       11/25/2006      6.75          20.97          53      4/25/2010       9.75           9.75
     13       12/25/2006      6.97          20.83          54      5/25/2010      10.08          10.08
     14       1/25/2007       6.75          20.51          55      6/25/2010       9.74           9.74
     15       2/25/2007       6.75          20.29          56      7/25/2010      10.05          10.05
     16       3/25/2007       7.47          20.37          57      8/25/2010       9.71           9.71
     17       4/25/2007       6.75          19.86          58      9/25/2010       9.70           9.70
     18       5/25/2007       6.98          19.75          59      10/25/2010     10.03          10.03
     19       6/25/2007       6.75          19.45          60      11/25/2010      9.82           9.82
     20       7/25/2007       6.98          19.35          61      12/25/2010     10.13          10.13
     21       8/25/2007       6.75          19.05          62      1/25/2011       9.79           9.79
     22       9/25/2007       6.75          18.86          63      2/25/2011       9.77           9.77
     23       10/25/2007      6.98          18.76          64      3/25/2011      10.80          10.80
     24       11/25/2007      8.55          19.56          65      4/25/2011       9.75           9.75
     25       12/25/2007      8.81          18.96          66      5/25/2011      10.10          10.10
     26       1/25/2008       8.50          18.09          67      6/25/2011       9.76           9.76
     27       2/25/2008       8.48          17.51          68      7/25/2011      10.07          10.07
     28       3/25/2008       9.06          17.77          69      8/25/2011       9.73           9.73
     29       4/25/2008       8.47          17.23          70      9/25/2011       9.71           9.71
     30       5/25/2008       9.33          17.88          71      10/25/2011     10.02          10.02
     31       6/25/2008       8.78          17.29          72      11/25/2011      9.72           9.72
     32       7/25/2008       9.07          17.37          73      12/25/2011     10.03          10.03
     33       8/25/2008       8.76          17.03          74      1/25/2012       9.69           9.69
     34       9/25/2008       8.76          16.91          75      2/25/2012       9.67           9.67
     35       10/25/2008      9.04          17.01          76      3/25/2012      10.32          10.32
     36       11/25/2008      9.37          17.31          77      4/25/2012       9.64           9.64
     37       12/25/2008      9.67          17.43
     38       1/25/2009       9.35          17.01
     39       2/25/2009       9.34          16.90
     40       3/25/2009       10.33         17.55
     41       4/25/2009       9.32          16.68
-------------------------------------------------------------------------------------------------------------

(1) Assumes that 1-month LIBOR and 6-month LIBOR increase instantaneously to a rate of 20.00% and are run at the pricing speed to call.
(2) Assumes that 1-month LIBOR and 6-month LIBOR are instantaneously increased to a rate of 20.00% and payments are received from the related Swap Agreement.
(3)  Assumes no losses.

                          [RBS GREENWICH CAPITAL LOGO]

                          WEIGHTED AVERAGE LIFE TABLES


CLASS II-A-1 TO CALL

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       1.26         1.12         1.00        0.89         0.80
 MDUR (YR)                      1.20         1.07         0.96        0.86         0.77
 FIRST PRIN PAY                   1           1            1            1           1
 LAST PRIN PAY                   25           23           21          18           16
--------------------------------------------------------------------------------------------

CLASS II-A-1 TO MATURITY

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       1.26         1.12         1.00        0.89         0.80
 MDUR (YR)                      1.20         1.07         0.96        0.86         0.77
 FIRST PRIN PAY                   1           1            1            1           1
 LAST PRIN PAY                   25           23           21          18           16
--------------------------------------------------------------------------------------------

CLASS II-A-2 TO CALL

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       2.63         2.22         2.00        1.81         1.63
 MDUR (YR)                      2.44         2.08         1.88        1.71         1.54
 FIRST PRIN PAY                  25           23           21          18           16
 LAST PRIN PAY                   41           32           27          25           23
--------------------------------------------------------------------------------------------

CLASS II-A-2 TO MATURITY

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       2.63         2.22         2.00        1.81         1.63
 MDUR (YR)                      2.44         2.08         1.88        1.71         1.54
 FIRST PRIN PAY                  25           23           21          18           16
 LAST PRIN PAY                   41           32           27          25           23
--------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]

                          WEIGHTED AVERAGE LIFE TABLES

CLASS II-A-3 TO CALL

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       5.37         4.36         3.50        2.58         2.12
 MDUR (YR)                      4.66         3.87         3.16        2.39         1.99
 FIRST PRIN PAY                  41           32           27          25           23
 LAST PRIN PAY                   101          83           70          59           31
--------------------------------------------------------------------------------------------

CLASS II-A-3 TO MATURITY

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       5.37         4.36         3.50        2.58         2.12
 MDUR (YR)                      4.66         3.87         3.16        2.39         1.99
 FIRST PRIN PAY                  41           32           27          25           23
 LAST PRIN PAY                   101          83           70          59           31
--------------------------------------------------------------------------------------------

CLASS II-A-4 TO CALL

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       9.09         7.51         6.35        5.28         3.22
 MDUR (YR)                      7.33         6.26         5.42        4.61         2.93
 FIRST PRIN PAY                  101          83           70          59           31
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS II-A-4 TO MATURITY

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       11.99        9.96         8.45        7.23         4.35
 MDUR (YR)                      9.00         7.80         6.83        5.99         3.76
 FIRST PRIN PAY                  101          83           70          59           31
 LAST PRIN PAY                   246         209          181          161         137
--------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]

                          WEIGHTED AVERAGE LIFE TABLES

CLASS M-1 TO CALL

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.10         4.59        4.44         4.40
 MDUR (YR)                      5.11         4.41         4.03        3.94         3.91
 FIRST PRIN PAY                  37           39           42          46           53
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-1 TO MATURITY

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.71         5.65         5.05        4.88         5.65
 MDUR (YR)                      5.49         4.76         4.35        4.25         4.87
 FIRST PRIN PAY                  37           39           42          46           55
 LAST PRIN PAY                   201         169          144          126         106
--------------------------------------------------------------------------------------------


CLASS M-2 TO CALL

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.08         4.50        4.17         4.25
 MDUR (YR)                      5.10         4.38         3.95        3.71         3.78
 FIRST PRIN PAY                  37           38           40          43           47
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-2 TO MATURITY

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.67         5.59         4.93        4.57         4.61
 MDUR (YR)                      5.46         4.71         4.25        4.00         4.05
 FIRST PRIN PAY                  37           38           40          43           47
 LAST PRIN PAY                   188         157          134          117          98
--------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]

                          WEIGHTED AVERAGE LIFE TABLES

CLASS M-3 TO CALL

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.06         4.46        4.06         3.98
 MDUR (YR)                      5.09         4.36         3.91        3.61         3.55
 FIRST PRIN PAY                  37           38           40          42           45
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-3 TO MATURITY

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.63         5.54         4.87        4.44         4.30
 MDUR (YR)                      5.42         4.67         4.19        3.88         3.79
 FIRST PRIN PAY                  37           38           40          42           45
 LAST PRIN PAY                   175         146          124          107          90
--------------------------------------------------------------------------------------------

CLASS M-4 TO CALL

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.06         4.44        4.02         3.87
 MDUR (YR)                      5.07         4.35         3.89        3.57         3.46
 FIRST PRIN PAY                  37           38           39          41           44
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-4 TO MATURITY

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.60         5.52         4.82        4.38         4.17
 MDUR (YR)                      5.39         4.64         4.15        3.83         3.68
 FIRST PRIN PAY                  37           38           39          41           44
 LAST PRIN PAY                   169         141          120          103          86
--------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]

                          WEIGHTED AVERAGE LIFE TABLES

CLASS M-5 TO CALL

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.06         4.43        3.98         3.78
 MDUR (YR)                      4.99         4.29         3.83        3.50         3.34
 FIRST PRIN PAY                  37           38           39          40           42
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-5 TO MATURITY

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.56         5.48         4.79        4.31         4.05
 MDUR (YR)                      5.27         4.55         4.07        3.73         3.55
 FIRST PRIN PAY                  37           38           39          40           42
 LAST PRIN PAY                   162         135          115          98           82
--------------------------------------------------------------------------------------------


CLASS M-6 TO CALL

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.06         4.41        3.95         3.69
 MDUR (YR)                      4.95         4.26         3.79        3.45         3.26
 FIRST PRIN PAY                  37           37           38          39           41
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-6 TO MATURITY

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.51         5.43         4.73        4.24         3.94
 MDUR (YR)                      5.20         4.49         4.00        3.66         3.44
 FIRST PRIN PAY                  37           37           38          39           41
 LAST PRIN PAY                   155         129          109          93           78
--------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]

                          WEIGHTED AVERAGE LIFE TABLES
CLASS M-7 TO CALL

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.05         4.40        3.92         3.63
 MDUR (YR)                      4.85         4.18         3.73        3.38         3.17
 FIRST PRIN PAY                  37           37           38          39           40
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-7 TO MATURITY

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.42         5.35         4.65        4.15         3.82
 MDUR (YR)                      5.05         4.36         3.89        3.54         3.31
 FIRST PRIN PAY                  37           37           38          39           40
 LAST PRIN PAY                   145         120          102          87           72
--------------------------------------------------------------------------------------------


CLASS M-8 TO CALL

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.05         4.40        3.88         3.57
 MDUR (YR)                      4.75         4.10         3.67        3.30         3.08
 FIRST PRIN PAY                  37           37           37          38           39
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-8 TO MATURITY

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.31         5.26         4.57        4.04         3.71
 MDUR (YR)                      4.88         4.22         3.78        3.41         3.18
 FIRST PRIN PAY                  37           37           37          38           39
 LAST PRIN PAY                   133         110           93          79           65
--------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]

                          WEIGHTED AVERAGE LIFE TABLES
CLASS M-9 TO CALL

--------------------------------------------------------------------------------------------
                                                      -------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.06         5.05         4.37        3.88         3.55
 MDUR (YR)                      4.75         4.10         3.65        3.30         3.06
 FIRST PRIN PAY                  37           37           37          38           38
 LAST PRIN PAY                   110          91           77          64           53
--------------------------------------------------------------------------------------------

CLASS M-9 TO MATURITY

--------------------------------------------------------------------------------------------
 FRM PREPAY SPEED              85% PPC     100% PPC     115% PPC    125% PPC     145% PPC
 ARM PREPAY SPEED              70% PPC     85% PPC      100% PPC    120% PPC     140% PPC
============================================================================================
 WAL (YR)                       6.18         5.14         4.45        3.96         3.61
 MDUR (YR)                      4.82         4.16         3.70        3.36         3.11
 FIRST PRIN PAY                  37           37           37          38           38
 LAST PRIN PAY                   124         102           86          73           60
--------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]


  ----------------------------------------------------------------------------------------------------------------------------
                                                         SWAP SCHEDULE
  ----------------------------------------------------------------------------------------------------------------------------
    PERIOD    DISTRIBUTION DATE       NOTIONAL SCHEDULE ($)      PERIOD     DISTRIBUTION DATE       NOTIONAL SCHEDULE ($)
  ----------------------------------------------------------------------------------------------------------------------------
      1            12/25/05              1,573,724,894.30          29           04/25/08               392,733,714.17
      2            01/25/06              1,563,105,169.48          30           05/25/08               374,536,861.88
      3            02/25/06              1,547,695,751.76          31           06/25/08               357,271,926.62
      4            03/25/06              1,527,444,782.66          32           07/25/08               340,887,353.77
      5            04/25/06              1,502,340,192.96          33           08/25/08               325,334,863.85
      6            05/25/06              1,472,412,429.31          34           09/25/08               310,568,946.02
      7            06/25/06              1,437,736,571.57          35           10/25/08               296,546,695.39
      8            07/25/06              1,398,433,599.99          36           11/25/08               283,227,680.85
      9            08/25/06              1,354,672,258.75          37           12/25/08               270,574,819.31
      10           09/25/06              1,306,669,299.04          38           01/25/09               258,550,930.25
      11           10/25/06              1,254,689,285.87          39           02/25/09               247,122,101.82
      12           11/25/06              1,199,165,689.15          40           03/25/09               236,256,347.70
      13           12/25/06              1,146,180,786.00          41           04/25/09               225,923,494.53
      14           01/25/07              1,095,615,590.69          42           05/25/09               216,095,079.25
      15           02/25/07              1,047,356,953.97          43           06/25/09               206,744,245.60
      16           03/25/07              1,001,297,102.32          44           07/25/09               197,845,641.65
      17           04/25/07               957,333,379.94           45           08/25/09               189,375,348.00
      18           05/25/07               915,368,025.24           46           09/25/09               181,310,787.91
      19           06/25/07               875,307,960.42           47           10/25/09               173,630,649.32
      20           07/25/07               837,064,356.51           48           11/25/09               166,314,811.38
      21           08/25/07               800,552,689.54           49           12/25/09               159,344,275.46
      22           09/25/07               765,692,438.43
      23           10/25/07               731,103,383.01
      24           11/25/07               635,042,324.44
      25           12/25/07               554,895,747.79
      26           01/25/08               487,833,448.71
      27           02/25/08               432,143,005.27
      28           03/25/08               411,916,537.94
  ----------------------------------------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]

                               EXCESS SPREAD (1,2)

------------------------------------------------------------------------------------------------------------------------------------
   PERIOD        FWD 1        FWD 6      STATIC                                    FWD 1        FWD 6       STATIC       FORWARD
                 MONTH        MONTH       LIBOR        FORWARD                     MONTH        MONTH       LIBOR         LIBOR
                 LIBOR %      LIBOR %      (%)        LIBOR (%)     PERIOD         LIBOR %      LIBOR %      (%)           (%)
------------------------------------------------------------------------------------------------------------------------------------
     1           4.003        4.359         N/A          N/A           42          4.756        4.819        3.40         3.28
     2           4.143        4.460         2.04        2.04           43          4.762        4.826        3.32         3.18
     3           4.352        4.542         2.04        2.04           44          4.768        4.832        3.41         3.27
     4           4.406        4.590         2.07        2.07           45          4.774        4.839        3.32         3.16
     5           4.472        4.631         2.04        2.04           46          4.780        4.845        3.32         3.15
     6           4.542        4.664         2.06        2.05           47          4.787        4.851        3.41         3.24
     7           4.599        4.685         2.05        2.04           48          4.793        4.858        3.31         3.15
     8           4.625        4.695         2.06        2.05           49          4.800        4.864        3.41         3.25
     9           4.635        4.701         2.05        2.03           50          4.806        4.870        3.55         3.02
     10          4.646        4.706         2.05        2.03           51          4.812        4.876        3.55         3.01
     11          4.662        4.707         1.98        1.94           52          4.817        4.882        3.99         3.53
     12          4.666        4.706         1.97        1.92           53          4.823        4.888        3.55         3.00
     13          4.658        4.702         1.99        1.94           54          4.829        4.893        3.69         3.18
     14          4.662        4.697         1.97        1.91           55          4.835        4.899        3.54         3.00
     15          4.663        4.693         1.98        1.90           56          4.841        4.905        3.69         3.17
     16          4.655        4.692         2.07        1.99           57          4.847        4.912        3.54         2.98
     17          4.652        4.693         1.98        1.89           58          4.852        4.918        3.54         2.98
     18          4.642        4.686         2.02        1.92           59          4.858        4.925        3.71         3.17
     19          4.632        4.639         1.99        1.88           60          4.864        4.931        3.68         3.15
     20          4.637        4.638         2.02        1.91           61          4.870        4.938        3.83         3.31
     21          4.660        4.639         1.99        1.87           62          4.877        4.945        3.68         3.13
     22          4.659        4.638         1.99        1.86           63          4.884        4.952        3.68         3.12
     23          4.611        4.640         2.03        1.90           64          4.891        4.958        4.12         3.64
     24          4.367        4.651         3.55        3.61           65          4.898        4.965        3.68         3.10
     25          4.627        4.706         3.60        3.57           66          4.904        4.971        3.83         3.31
     26          4.641        4.719         3.53        3.45           67          4.911        4.978        3.68         3.12
     27          4.655        4.730         3.51        3.41           68          4.917        4.984        3.83         3.29
     28          4.667        4.741         3.65        3.55           69          4.923        4.990        3.68         3.11
     29          4.680        4.750         3.50        3.37           70          4.929        4.996        3.68         3.10
     30          4.691        4.758         3.58        3.52           71          4.935        5.001        3.83         3.27
     31          4.701        4.764         3.25        3.17           72          4.941        5.007        3.68         3.11
     32          4.709        4.769         3.32        3.24           73          4.947        5.012        3.83         3.28
     33          4.716        4.773         3.23        3.13           74          4.952        5.017        3.69         3.10
     34          4.722        4.777         3.22        3.11           75          4.957        5.022        3.69         3.10
     35          4.725        4.781         3.30        3.19           76          4.962        5.026        3.98         3.45
     36          4.727        4.785         3.27        3.17           77          4.967        5.031        3.69         3.09
     37          4.729        4.790         3.34        3.25
     38          4.734        4.796         3.26        3.14
     39          4.740        4.801         3.29        3.17
     40          4.745        4.807         3.57        3.47
     41          4.751        4.813         3.31        3.17
------------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes the pricing prepayment speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee and Trustee Fee), less aggregate interest on the Certificates divided by (b) aggregate principal balance of the Mortgage Loans as of the beginning period.

                          [LOGO] RBS Greenwich Capital

                                BREAKEVEN LOSSES

                                  LOSS COVERAGE

------------------------------------------------------------------------------------------------------------------------------------
CLASS                      M-1                M-2                M-3                M-4              M-5              M-6
RATING (F/S)            [AA+/AA+]           [AA/AA]           [AA-/AA-]           [A+/A+]           [A/A]           [A-/A-]

LOSS SEVERITY                     30%                30%                 30%              30%              30%               30%
DEFAULT                     30.29 CDR          22.20 CDR           19.74 CDR        17.40 CDR        15.22 CDR         12.98 CDR
COLLATERAL LOSS                16.56%             13.57%              12.51%           11.43%           10.36%             9.17%

LOSS SEVERITY                     40%                40%                 40%              40%              40%               40%
DEFAULT                     20.60 CDR          15.60 CDR           14.00 CDR        12.46 CDR        10.99 CDR          9.45 CDR
COLLATERAL LOSS                17.18%             14.07%              12.96%           11.84%           10.72%             9.47%

LOSS SEVERITY                     50%                50%                 50%              50%              50%               50%
DEFAULT                     15.59 CDR          12.01 CDR           10.84 CDR         9.70 CDR         8.60 CDR          7.43 CDR
COLLATERAL LOSS                17.58%             14.38%              13.25%           12.10%           10.95%             9.67%

------------------------------------------------------------------------------------------------------------------------------------
CLASS                      M-7                M-8                M-9
RATING (F/S)           [BBB+/BBB+]         [BBB/BBB]         [BBB-/BBB-]

LOSS SEVERITY                     30%                30%                 30%
DEFAULT                     10.82 CDR           9.69 CDR            8.45 CDR
COLLATERAL LOSS                 7.94%              7.25%               6.47%

LOSS SEVERITY                     40%                40%                 40%
DEFAULT                      7.95 CDR           7.15 CDR            6.27 CDR
COLLATERAL LOSS                 8.19%              7.48%               6.67%

LOSS SEVERITY                     50%                50%                 50%
DEFAULT                      6.28 CDR           5.66 CDR            4.98 CDR
COLLATERAL LOSS                 8.35%              7.62%               6.80%
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
--------------------------------------------------------------------------------
12 Month Delay
Forward LIBOR
Delinquency Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR which results in approximate first dollar of principal loss
--------------------------------------------------------------------------------


                          [LOGO] RBS Greenwich Capital

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                       60
                   TOTAL STATISTICAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                               $1,573,724,894            $25,000          $1,498,434
Average Scheduled Principal Balance                             $192,858
Number of Mortgage Loans                                           8,160

Weighted Average Gross Coupon                                     7.372%             4.850%             13.900%
Weighted Average FICO Score                                          631                500                 813
Weighted Average Combined Original LTV                            78.74%              6.84%             100.00%
Weighted Average Debt-to-Income                                   41.10%              2.03%              64.49%

Weighted Average Original Term                                359 months         120 months          360 months
Weighted Average Stated Remaining Term                        357 months         119 months          360 months
Weighted Average Seasoning                                    1   months         0   months          5   months

Weighted Average Gross Margin                                     5.441%             1.000%              8.650%
Weighted Average Minimum Interest Rate                            7.291%             4.990%             12.300%
Weighted Average Maximum Interest Rate                           13.279%             8.600%             19.490%
Weighted Average Initial Rate Cap                                 2.946%             1.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.000%             1.000%              1.000%
Weighted Average Months to Roll                               27  months         4   months          179 months

Maturity Date                                                                   Oct  1 2015         Nov  1 2035
Maximum Zip Code Concentration                                     0.27%    11208

ARM                                                               75.94%
Fixed Rate                                                        24.06%

15/15 6 Mo LIBOR ARM                                               0.01%
2/13 6 Mo LIBOR ARM                                                0.02%
2/28 6 Mo LIBOR ARM                                               42.46%
3/27 6 Mo LIBOR ARM                                                1.75%
40/30 BAL 2/28 6 Mo LIBOR ARM                                      3.59%
40/30 BAL 3/27 6 Mo LIBOR ARM                                      0.22%
40/30 BAL 5/25 6 Mo LIBOR ARM                                      0.46%
40/30 BAL 6 Mo LIBOR ARM                                           0.07%
5/25 6 Mo LIBOR  ARM                                               2.55%
5YR IO 2/28 6 Mo LIBOR ARM                                        19.29%
5YR IO 3/27 6 Mo LIBOR ARM                                         1.19%
5YR IO 5/25 6 Mo LIBOR ARM                                         4.19%
6 Mo LIBOR ARM 30 Yr                                               0.15%
Balloon 40/30                                                      1.04%
Fixed Rate 10 Yr                                                   0.03%
Fixed Rate 15 Yr                                                   0.46%
Fixed Rate 15 Yr Rate Reduction                                    0.01%
Fixed Rate 20 Yr                                                   0.33%
Fixed Rate 20 Yr Rate Reduction                                    0.00%
Fixed Rate 30 Yr                                                  20.21%
Fixed Rate 30 Yr 5YR IO                                            1.75%
Fixed Rate 30 Yr Rate Reduction                                    0.24%


                          [LOGO] RBS Greenwich Capital

Interest Only                                                     26.42%
Not Interest Only                                                 73.58%

Prepay Penalty:  0 months                                         24.65%
Prepay Penalty: 12 months                                         11.49%
Prepay Penalty: 24 months                                         44.25%
Prepay Penalty: 30 months                                          0.17%
Prepay Penalty: 36 months                                         19.42%
Prepay Penalty: 60 months                                          0.02%

First Lien                                                        95.99%
Second Lien                                                        4.01%

Business Bank Statements                                           0.04%
Full Documentation                                                52.08%
Lite Documentation                                                 0.55%
No Documentation                                                   0.83%
Stated Income Documentation                                       46.50%

Cash Out Refinance                                                66.11%
Purchase                                                          28.97%
Rate/Term Refinance                                                4.93%

2-4 Units Attached                                                 2.03%
2-4 Units Detached                                                 7.10%
Condo High-Rise Attached                                           0.54%
Condo Low-Rise Attached                                            4.65%
Manufactured Housing                                               1.28%
PUD Attached                                                       1.20%
PUD Detached                                                      11.05%
Single Family Attached                                             1.46%
Single Family Detached                                            70.69%

Non-owner                                                          5.14%
Primary                                                           93.01%
Second Home                                                        1.85%

Top 5 States:
California                                                        27.91%
Florida                                                           10.66%
New York                                                          10.26%
Massachusetts                                                      6.90%
Texas                                                              3.89%


                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE              LOANS             BALANCE   PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00              767       28,223,055.40      1.79%       10.518           354        91.90         622
   50,000.01 -   100,000.00            1,778      132,629,534.46      8.43%        9.115           354        79.80         612
  100,000.01 -   150,000.00            1,535      190,448,817.83     12.10%        8.208           357        78.91         612
  150,000.01 -   200,000.00            1,193      208,125,835.17     13.23%        7.657           357        76.12         615
  200,000.01 -   250,000.00              733      164,340,121.19     10.44%        7.341           357        76.59         622
  250,000.01 -   300,000.00              589      161,708,839.25     10.28%        7.108           358        77.34         629
  300,000.01 -   350,000.00              438      142,184,740.07      9.03%        6.734           358        79.40         641
  350,000.01 -   400,000.00              366      137,761,639.75      8.75%        6.787           358        80.22         645
  400,000.01 -   450,000.00              246      104,896,261.96      6.67%        6.576           358        79.67         653
  450,000.01 -   500,000.00              175       83,087,129.14      5.28%        6.619           359        80.66         655
  500,000.01 -   550,000.00              106       56,061,949.48      3.56%        6.702           358        83.48         648
  550,000.01 -   600,000.00               86       49,442,530.03      3.14%        6.712           359        80.44         651
  600,000.01 -   650,000.00               35       21,940,341.94      1.39%        6.638           355        79.15         655
  650,000.01 -   700,000.00               36       24,333,387.76      1.55%        6.705           359        79.49         638
  700,000.01 -   750,000.00               17       12,317,566.01      0.78%        6.537           359        82.20         670
  750,000.01 -   800,000.00               13       10,075,461.98      0.64%        6.587           359        78.23         639
  800,000.01 -   850,000.00               11        9,085,437.93      0.58%        6.189           359        70.80         648
  850,000.01 -   900,000.00                5        4,385,000.00      0.28%        6.316           359        74.71         646
  900,000.01 -   950,000.00                3        2,796,000.00      0.18%        6.146           359        80.05         680
  950,000.01 - 1,000,000.00               11       10,825,915.53      0.69%        6.648           359        64.96         618
1,000,000.01+                             17       19,055,329.42      1.21%        6.031           358        70.52         667
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                    LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.999                             3          709,172.99      0.05%        4.964           358        56.22         719
 5.000 - 5.499                           106       39,384,977.98      2.50%        5.304           358        75.80         681
 5.500 - 5.999                           584      208,208,014.79     13.23%        5.820           357        75.88         678
 6.000 - 6.499                           751      228,113,833.17     14.50%        6.259           357        76.21         657
 6.500 - 6.999                         1,061      291,319,428.49     18.51%        6.748           358        76.65         644
 7.000 - 7.499                           835      183,968,770.29     11.69%        7.258           358        78.32         622
 7.500 - 7.999                         1,066      205,407,848.47     13.05%        7.746           358        80.42         617
 8.000 - 8.499                           688      111,326,781.42      7.07%        8.240           358        81.35         597
 8.500 - 8.999                           789      107,886,724.35      6.86%        8.734           357        81.95         594
 9.000 - 9.499                           431       51,376,315.71      3.26%        9.246           357        81.93         581
 9.500 - 9.999                           555       57,743,799.81      3.67%        9.718           357        84.40         593
10.000 -10.499                           290       26,677,562.88      1.70%       10.212           357        81.80         582
10.500 -10.999                           372       26,547,422.33      1.69%       10.727           356        84.98         588
11.000 -11.499                           279       15,864,345.98      1.01%       11.200           357        87.34         585
11.500 -11.999                           282       14,475,049.55      0.92%       11.668           358        88.77         571
12.000 -12.499                            50        3,604,165.68      0.23%       12.124           353        76.99         542
12.500 -12.999                            15          944,179.41      0.06%       12.701           337        75.71         552
13.000 -13.499                             2           98,001.00      0.01%       13.239           359        63.67         540
13.500 -13.999                             1           68,500.00      0.00%       13.900           359        84.88         574
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631



                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
FICO                                  LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
500-524                                   510       82,390,545.33      5.24%        9.065           357        72.70         512
525-549                                   553       99,678,098.94      6.33%        8.530           358        72.05         538
550-574                                   649      115,976,086.26      7.37%        7.948           358        73.26         563
575-599                                 1,113      172,615,687.30     10.97%        7.826           357        77.94         588
600-624                                 1,407      242,368,608.19     15.40%        7.498           358        79.20         613
625-649                                 1,264      247,229,294.26     15.71%        7.142           358        78.99         637
650-674                                 1,100      238,023,879.14     15.12%        6.913           357        80.85         661
675-699                                   670      154,995,882.84      9.85%        6.721           356        82.19         685
700+                                      808      211,420,264.98     13.43%        6.523           358        82.60         736
None                                       86        9,026,547.06      0.57%        9.104           358        69.14           0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
COMBINED ORIGINAL LTV                 LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                             364       58,631,625.51      3.73%        7.165           352        40.11         610
 50.00- 54.99                             158       29,531,101.96      1.88%        6.990           354        52.58         616
 55.00- 59.99                             205       40,513,558.50      2.57%        7.077           355        57.58         608
 60.00- 64.99                             337       73,497,502.12      4.67%        7.052           357        62.44         607
 65.00- 69.99                             459       93,516,844.29      5.94%        7.201           357        67.11         607
 70.00- 74.99                             500      113,609,204.05      7.22%        7.213           357        71.80         605
 75.00- 79.99                             743      173,514,215.52     11.03%        7.267           357        76.84         617
 80.00                                  2,370      473,413,776.32     30.08%        7.192           358        80.00         639
 80.01- 84.99                             236       55,585,573.70      3.53%        7.057           358        83.25         634
 85.00- 89.99                             427      107,520,308.00      6.83%        7.086           358        85.93         643
 90.00- 94.99                             608      144,557,741.07      9.19%        7.403           358        90.48         647
 95.00- 99.99                             495       99,951,434.25      6.35%        7.839           358        95.21         652
100.00                                  1,258      109,882,009.01      6.98%        9.134           358       100.00         655
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
120                                         6          441,500.00      0.03%        8.594           119        73.58         627
180                                        73        7,526,253.50      0.48%        7.796           179        66.17         630
240                                        40        5,271,663.32      0.33%        7.236           238        67.95         637
360                                     8,041    1,560,485,477.48     99.16%        7.370           359        78.84         631
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631


                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)        LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
 61-120                                   6          441,500.00      0.03%        8.594           119        73.58         627
121-180                                  73        7,526,253.50      0.48%        7.796           179        66.17         630
181-240                                  40        5,271,663.32      0.33%        7.236           238        67.95         637
301-360                               8,041    1,560,485,477.48     99.16%        7.370           359        78.84         631
------------------------------------------------------------------------------------------------------------------------
TOTAL                                 8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
DEBT RATIO                            LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                             257       37,921,990.65      2.41%        7.737           356        73.69         624
20.01 -25.00                             382       56,408,539.09      3.58%        7.680           357        75.36         621
25.01 -30.00                             652      102,970,834.96      6.54%        7.579           356        75.82         618
30.01 -35.00                             946      171,380,111.52     10.89%        7.336           358        77.70         630
35.01 -40.00                           1,328      260,248,232.91     16.54%        7.352           357        78.15         633
40.01 -45.00                           1,626      337,745,649.19     21.46%        7.270           358        79.63         639
45.01 -50.00                           1,629      334,984,538.20     21.29%        7.302           357        80.02         634
50.01 -55.00                           1,007      200,783,794.41     12.76%        7.427           358        80.15         624
55.01 -60.00                             228       50,062,016.04      3.18%        7.392           358        78.75         611
60.01+                                    12        2,758,059.37      0.18%        8.130           359        85.06         629
None                                      93       18,461,127.96      1.17%        7.514           356        77.87         680
--------------------------------------------- ------------------- ---------- ------------ ------------- ------------ -----------
TOTAL                                  8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
FRM/ARM                               LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
ARM                                      5,453    1,195,135,594.54     75.94%        7.292           359        79.01         627
Fixed Rate                               2,707      378,589,299.76     24.06%        7.626           353        77.89         643
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631


                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
PRODUCT                               LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
15/15 6 Mo LIBOR ARM                       1          145,000.00      0.01%        7.850           359       100.00         649
2/13 6 Mo LIBOR ARM                        5          283,900.00      0.02%        9.051           179        85.88         619
2/28 6 Mo LIBOR ARM                    3,689      668,257,403.62     42.46%        7.779           359        78.08         607
3/27 6 Mo LIBOR ARM                      133       27,597,994.57      1.75%        7.395           359        77.67         624
40/30 BAL 2/28 6 Mo LIBOR ARM            226       56,432,810.82      3.59%        7.174           359        77.54         605
40/30 BAL 3/27 6 Mo LIBOR ARM             12        3,434,063.00      0.22%        6.879           359        66.89         632
40/30 BAL 5/25 6 Mo LIBOR ARM             26        7,175,553.94      0.46%        6.746           359        75.19         623
40/30 BAL 6 Mo LIBOR ARM                   5        1,159,200.00      0.07%        7.299           359        80.81         600
5/25 6 Mo LIBOR  ARM                     175       40,133,787.71      2.55%        6.986           358        77.20         647
5YR IO 2/28 6 Mo LIBOR ARM               930      303,509,948.03     19.29%        6.569           359        81.97         662
5YR IO 3/27 6 Mo LIBOR ARM                54       18,704,002.40      1.19%        6.252           359        80.58         681
5YR IO 5/25 6 Mo LIBOR ARM               184       66,004,458.72      4.19%        6.275           359        78.49         670
6 Mo LIBOR ARM 30 Yr                      13        2,297,471.73      0.15%        7.658           359        71.53         603
Balloon 40/30                             49       16,331,548.89      1.04%        6.542           359        75.43         646
Fixed Rate 10 Yr                           6          441,500.00      0.03%        8.594           119        73.58         627
Fixed Rate 15 Yr                          67        7,162,353.50      0.46%        7.715           179        65.24         631
Fixed Rate 15 Yr Rate Reduction            1           80,000.00      0.01%       10.650           179        80.00         506
Fixed Rate 20 Yr                          39        5,221,663.32      0.33%        7.211           238        67.87         638
Fixed Rate 20 Yr Rate Reduction            1           50,000.00      0.00%        9.850           239        75.76         579
Fixed Rate 30 Yr                       2,436      318,011,201.23     20.21%        7.766           359        78.86         643
Fixed Rate 30 Yr 5YR IO                   80       27,556,751.39      1.75%        6.493           359        74.96         665
Fixed Rate 30 Yr Rate Reduction           28        3,734,281.43      0.24%        9.082           359        66.27         582
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
INTEREST ONLY                         LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Interest Only                         1,248      415,775,160.54     26.42%        6.503           359        80.89         664
Not Interest Only                     6,912    1,157,949,733.76     73.58%        7.684           357        77.97         619
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
(MONTHS)                              LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months             2,393      387,957,133.52     24.65%        7.856           357        78.53         625
Prepay Penalty: 12 months               589      180,871,449.28     11.49%        6.945           357        77.84         643
Prepay Penalty: 24 months             3,677      696,366,145.43     44.25%        7.395           359        80.01         624
Prepay Penalty: 30 months                11        2,660,476.88      0.17%        7.310           359        81.14         637
Prepay Penalty: 36 months             1,489      305,557,689.19     19.42%        6.960           355        76.61         649
Prepay Penalty: 60 months                 1          312,000.00      0.02%        6.800           359        80.00         585
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631


                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
LIEN                                  LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
First Lien                              7,014    1,510,692,450.25     95.99%        7.244           357        78.01         631
Second Lien                             1,146       63,032,444.05      4.01%       10.442           357        96.19         644
---------------------------------------------- ------------------- ---------- ------------ ------------- ------------ -----------
TOTAL                                   8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
DOCUMENTATION TYPE                    LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Business Bank Statements                    3          575,848.30      0.04%        7.465           359        78.79         647
Full Documentation                      5,118      819,568,379.08     52.08%        7.547           357        80.02         618
Lite Documentation                         35        8,622,941.91      0.55%        7.700           359        78.33         617
No Documentation                           63       13,118,698.90      0.83%        7.443           355        79.26         703
Stated Income Documentation             2,941      731,839,026.11     46.50%        7.171           357        77.31         645
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
LOAN PURPOSE                          LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                      4,813    1,040,339,305.45     66.11%        7.268           357        76.19         622
Purchase                                2,917      455,853,848.86     28.97%        7.592           358        84.49         654
Rate/Term Refinance                       430       77,531,739.99      4.93%        7.480           357        79.20         620
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
PROPERTY TYPE                         LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
2-4 Units Attached                         97       31,926,479.29      2.03%        6.740           358        77.41         649
2-4 Units Detached                        455      111,758,181.51      7.10%        7.287           358        78.57         650
Condo High-Rise Attached                   32        8,513,341.17      0.54%        7.502           358        78.45         673
Condo Low-Rise Attached                   400       73,229,423.14      4.65%        7.432           359        80.06         651
Manufactured Housing                      142       20,216,440.21      1.28%        7.459           353        75.53         663
PUD Attached                               99       18,814,126.61      1.20%        7.290           359        78.48         646
PUD Detached                              795      173,825,688.12     11.05%        7.329           358        79.61         625
Single Family Attached                    143       22,961,626.02      1.46%        7.303           358        74.60         631
Single Family Detached                  5,997    1,112,479,588.23     70.69%        7.402           357        78.72         627
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631


                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
OCCUPANCY STATUS                      LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Non-owner                                473       80,857,985.34      5.14%        8.021           358        81.74         666
Primary                                7,580    1,463,701,024.04     93.01%        7.343           357        78.64         629
Second Home                              107       29,165,884.92      1.85%        7.020           358        75.64         654
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
CREDIT GRADE                          LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
A                                        358       70,876,196.32      4.50%        7.804           357        73.24         568
AA                                       842      157,061,930.04      9.98%        7.858           358        77.03         583
AA+                                    6,294    1,241,627,998.86     78.90%        7.135           357        79.99         647
B                                        396       64,900,064.78      4.12%        8.796           358        72.34         552
C                                        163       23,767,363.12      1.51%        9.333           359        69.01         549
CC                                       107       15,491,341.18      0.98%       10.484           359        62.73         553
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631



                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
STATE                                 LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Alabama                                   66        6,523,110.40      0.41%        8.496           352        81.14         590
Alaska                                     1          351,272.00      0.02%        7.200           359       100.00         686
Arizona                                  178       34,353,577.93      2.18%        7.462           357        77.95         612
Arkansas                                  25        2,401,470.83      0.15%        8.896           345        88.53         617
California                             1,442      439,210,547.49     27.91%        6.636           358        78.11         651
Colorado                                 125       16,515,056.86      1.05%        7.469           358        84.79         634
Connecticut                              159       28,124,881.60      1.79%        7.439           357        76.58         613
Delaware                                  22        2,832,311.84      0.18%        8.063           359        82.33         610
District of Columbia                      20        5,076,852.65      0.32%        6.734           359        69.35         656
Florida                                  957      167,809,166.69     10.66%        7.621           358        77.17         617
Georgia                                  219       26,966,974.26      1.71%        8.210           356        84.70         631
Hawaii                                    46       18,432,846.58      1.17%        6.555           359        77.18         664
Idaho                                     42        4,936,996.92      0.31%        8.150           359        79.43         606
Illinois                                 202       31,785,792.47      2.02%        8.181           357        82.12         613
Indiana                                   95        9,387,099.45      0.60%        8.573           359        82.90         601
Iowa                                      42        3,699,955.86      0.24%        9.070           359        82.29         612
Kansas                                    23        2,303,233.40      0.15%        9.597           346        84.48         584
Kentucky                                  74        7,124,826.29      0.45%        8.405           359        88.67         612
Louisiana                                 27        2,658,327.87      0.17%        8.191           355        85.29         613
Maine                                     82       12,545,615.64      0.80%        7.774           358        77.53         637
Maryland                                 178       36,562,563.09      2.32%        7.880           359        77.92         598
Massachusetts                            431      108,625,752.45      6.90%        7.248           359        76.87         635
Michigan                                 304       34,345,089.27      2.18%        8.369           358        83.10         611
Minnesota                                 69       11,583,776.94      0.74%        7.825           355        81.38         628
Mississippi                               18        1,486,895.60      0.09%        8.607           359        83.24         617
Missouri                                 108       10,849,460.52      0.69%        8.820           359        83.30         606
Montana                                   13        2,097,252.18      0.13%        8.029           359        81.88         600
Nebraska                                  15        1,057,742.65      0.07%        8.967           359        88.48         608
Nevada                                    80       15,832,282.54      1.01%        7.232           359        79.52         624
New Hampshire                            102       16,120,263.90      1.02%        7.648           358        80.50         629
New Jersey                               255       60,975,899.51      3.87%        7.456           358        75.42         623
New York                                 570      161,500,611.85     10.26%        7.053           357        77.03         641
North Carolina                           146       18,517,495.80      1.18%        8.203           358        79.48         613
North Dakota                               2          154,264.70      0.01%        7.181           288        82.65         668
Ohio                                     240       26,585,569.42      1.69%        8.331           356        84.52         617
Oklahoma                                  43        4,613,731.80      0.29%        8.322           359        81.91         608
Oregon                                    54        8,249,385.36      0.52%        7.626           359        78.75         634
Pennsylvania                             258       33,106,894.75      2.10%        7.991           356        79.40         609
Rhode Island                             119       24,616,530.02      1.56%        7.167           355        78.92         643
South Carolina                            73        9,890,400.34      0.63%        8.119           358        82.31         618
South Dakota                               8        1,033,678.00      0.07%        8.816           359        87.69         568
Tennessee                                100       11,423,548.09      0.73%        8.409           352        85.34         607
Texas                                    535       61,188,620.79      3.89%        8.332           352        79.24         603
Utah                                      51        6,809,743.55      0.43%        7.436           359        85.44         644
Vermont                                   48        7,441,361.12      0.47%        7.772           359        78.62         645
Virginia                                 246       42,172,247.98      2.68%        7.674           357        78.14         619
Washington                               109       18,966,906.84      1.21%        7.200           358        84.27         653
Wisconsin                                119       13,266,288.57      0.84%        8.411           358        84.34         620
Wyoming                                   19        1,610,719.64      0.10%        8.158           359        78.06         628
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631


                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
SILENT SECOND                         LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
No Silent 2nd                           6,748    1,299,959,560.84     82.60%        7.471           357        78.60         625
Silent 2nd                              1,412      273,765,333.46     17.40%        6.903           359        79.40         660
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   8,160    1,573,724,894.30    100.00%        7.372           357        78.74         631

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
GROSS MARGIN                          LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
 1.000 - 1.499                              1           55,001.00      0.00%       11.800           359        55.00         558
 3.000 - 3.499                             31       11,084,501.66      0.93%        5.628           358        71.39         691
 3.500 - 3.999                            145       56,820,244.97      4.75%        5.705           358        76.88         693
 4.000 - 4.499                            497      162,645,745.67     13.61%        6.033           358        77.33         679
 4.500 - 4.999                            762      218,906,094.42     18.32%        6.479           359        76.03         653
 5.000 - 5.499                            955      213,737,972.42     17.88%        7.030           359        78.44         632
 5.500 - 5.999                            913      189,670,196.36     15.87%        7.547           359        80.88         610
 6.000 - 6.499                            776      141,589,194.60     11.85%        8.089           359        82.65         598
 6.500 - 6.999                            542       88,762,531.15      7.43%        8.600           359        82.68         581
 7.000 - 7.499                            364       50,568,277.48      4.23%        9.226           359        83.02         568
 7.500 - 7.999                            266       35,001,889.33      2.93%        9.805           359        78.12         546
 8.000 - 8.499                            197       25,889,428.03      2.17%       10.476           358        74.37         537
 8.500 - 8.999                              4          404,517.45      0.03%       10.039           359        87.87         563
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   5,453    1,195,135,594.54    100.00%        7.292           359        79.01         627

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
MINIMUM INTEREST RATE                 LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.999                              2          576,836.66      0.05%        4.990           358        48.58         718
 5.000 - 5.499                            104       38,897,686.55      3.25%        5.313           358        76.27         681
 5.500 - 5.999                            388      143,197,138.00     11.98%        5.784           358        78.00         680
 6.000 - 6.499                            542      170,349,594.79     14.25%        6.259           359        77.30         657
 6.500 - 6.999                            782      222,486,290.02     18.62%        6.748           359        77.82         642
 7.000 - 7.499                            664      150,423,020.01     12.59%        7.254           359        79.02         619
 7.500 - 7.999                            863      171,292,896.62     14.33%        7.746           359        80.97         614
 8.000 - 8.499                            562       94,859,046.06      7.94%        8.241           359        81.79         595
 8.500 - 8.999                            571       86,614,937.92      7.25%        8.734           359        81.56         585
 9.000 - 9.499                            308       41,047,330.61      3.43%        9.244           359        82.00         572
 9.500 - 9.999                            276       35,254,680.81      2.95%        9.728           358        79.53         553
10.000 -10.499                            146       16,809,659.41      1.41%       10.201           359        77.63         554
10.500 -10.999                            126       12,792,476.75      1.07%       10.723           359        75.42         548
11.000 -11.499                             58        4,887,218.53      0.41%       11.210           359        73.02         540
11.500 -11.999                             43        3,835,006.80      0.32%       11.687           359        71.64         535
12.000 -12.499                             18        1,811,775.00      0.15%       12.113           359        70.69         531
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   5,453    1,195,135,594.54    100.00%        7.292           359        79.01         627


                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
MAXIMUM INTEREST RATE                 LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
 8.500 - 8.999                              1          339,000.00      0.03%        5.600           359        78.84         666
 9.000 - 9.499                              1           50,000.00      0.00%        6.350           359        35.46         670
 9.500 - 9.999                              5          577,106.47      0.05%        6.866           359        88.22         639
10.000 -10.499                              8        1,069,736.73      0.09%        7.169           358        80.79         627
10.500 -10.999                              6        1,105,556.66      0.09%        6.270           358        64.51         684
11.000 -11.499                            110       39,604,881.82      3.31%        5.366           358        76.45         679
11.500 -11.999                            395      143,654,186.86     12.02%        5.801           358        77.99         679
12.000 -12.499                            544      170,501,247.29     14.27%        6.265           359        77.31         657
12.500 -12.999                            781      221,844,791.75     18.56%        6.751           359        77.82         642
13.000 -13.499                            660      149,816,399.89     12.54%        7.260           359        79.01         619
13.500 -13.999                            864      171,363,586.78     14.34%        7.749           359        80.95         614
14.000 -14.499                            556       94,151,850.79      7.88%        8.240           359        81.75         595
14.500 -14.999                            563       85,818,889.06      7.18%        8.734           359        81.61         585
15.000 -15.499                            303       40,291,000.78      3.37%        9.242           359        82.05         572
15.500 -15.999                            271       34,959,072.61      2.93%        9.728           358        79.44         553
16.000 -16.499                            144       16,590,979.52      1.39%       10.203           359        77.71         554
16.500 -16.999                            121       12,479,496.48      1.04%       10.724           359        75.30         547
17.000 -17.499                             58        4,887,218.53      0.41%       11.210           359        73.02         540
17.500 -17.999                             43        3,835,006.80      0.32%       11.687           359        71.64         535
18.000 -18.499                             18        1,811,775.00      0.15%       12.113           359        70.69         531
19.000 -19.499                              1          383,810.72      0.03%        9.490           358        72.45         503
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   5,453    1,195,135,594.54    100.00%        7.292           359        79.01         627

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP             LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
1.000                                      18        3,456,671.73      0.29%        7.537           359        74.65         602
2.000                                     220       58,065,292.90      4.86%        7.016           359        75.71         609
3.000                                   5,215    1,133,613,629.91     94.85%        7.305           359        79.19         628
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   5,453    1,195,135,594.54    100.00%        7.292           359        79.01         627

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP          LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
1.000                                   5,453    1,195,135,594.54    100.00%        7.292           359        79.01         627
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   5,453    1,195,135,594.54    100.00%        7.292           359        79.01         627


                          [LOGO] RBS Greenwich Capital

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE     WEIGHTED
                                                                     PCT BY       AVERAGE        STATED      AVERAGE    WEIGHTED
                                       # OF    CURRENT PRINCIPAL       CURR         GROSS     REMAINING     COMBINED     AVERAGE
NEXT RATE CHANGE DATE                 LOANS             BALANCE    PRIN BAL        COUPON          TERM     ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
03/01/06                                   4          846,701.73      0.07%        7.106           358        66.81         608
04/01/06                                  14        2,609,970.00      0.22%        7.677           359        77.19         600
06/01/07                                   1          223,021.72      0.02%        5.550           355        80.00         682
07/01/07                                   4          885,906.71      0.07%        6.714           356        76.46         661
08/01/07                                  79       11,139,098.92      0.93%        7.669           357        76.59         641
09/01/07                                 986      256,023,818.48     21.42%        6.691           358        78.45         654
09/12/07                                   1          115,000.00      0.01%        8.550           359        52.27         560
09/13/07                                   1           52,000.00      0.00%       11.100           359        65.00         564
09/16/07                                   1           95,000.00      0.01%        9.850           359       100.00         627
09/21/07                                   1          138,000.00      0.01%        7.450           359        60.00         519
10/01/07                               3,737      753,897,199.64     63.08%        7.615           359        79.52         612
11/01/07                                  39        5,915,017.00      0.49%        8.405           360        77.12         588
08/01/08                                   4          631,283.46      0.05%        7.480           357        85.32         681
09/01/08                                  45       13,771,491.51      1.15%        6.304           358        75.88         669
10/01/08                                 150       35,333,285.00      2.96%        7.163           359        78.73         636
08/01/10                                  12        3,959,982.44      0.33%        6.597           357        77.17         648
09/01/10                                 122       40,746,005.93      3.41%        6.225           358        76.77         685
10/01/10                                 251       68,607,812.00      5.74%        6.751           359        78.49         645
10/01/20                                   1          145,000.00      0.01%        7.850           359       100.00         649
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  5,453    1,195,135,594.54    100.00%        7.292           359        79.01         627



                          [LOGO] RBS Greenwich Capital

                  GROUP I STATISTICAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                                 $807,653,962            $25,000            $600,000
Average Scheduled Principal Balance                             $162,833
Number of Mortgage Loans                                           4,960

Weighted Average Gross Coupon                                     7.570%             4.850%             12.970%
Weighted Average FICO Score                                          621                500                 813
Weighted Average Combined Original LTV                            77.87%              6.84%             100.00%
Weighted Average Debt-to-Income                                   41.95%             25.01%              59.99%

Weighted Average Original Term                                358 months         120 months          360 months
Weighted Average Stated Remaining Term                        357 months         119 months          360 months
Weighted Average Seasoning                                    1   months         0   months          5   months

Weighted Average Gross Margin                                     5.648%             1.000%              7.990%
Weighted Average Minimum Interest Rate                            7.565%             4.990%             12.000%
Weighted Average Maximum Interest Rate                           13.544%             8.600%             19.490%
Weighted Average Initial Rate Cap                                 2.938%             1.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.000%             1.000%              1.000%
Weighted Average Months to Roll                               25  months         4   months          179 months

Maturity Date                                                                   Oct  1 2015         Nov  1 2035
Maximum Zip Code Concentration                                     0.34%    11208

ARM                                                               75.57%
Fixed Rate                                                        24.43%

15/15 6 Mo LIBOR ARM                                               0.02%
2/13 6 Mo LIBOR ARM                                                0.02%
2/28 6 Mo LIBOR ARM                                               55.41%
3/27 6 Mo LIBOR ARM                                                2.24%
40/30 BAL 2/28 6 Mo LIBOR ARM                                      4.06%
40/30 BAL 3/27 6 Mo LIBOR ARM                                      0.27%
40/30 BAL 5/25 6 Mo LIBOR ARM                                      0.55%
40/30 BAL 6 Mo LIBOR ARM                                           0.06%
5/25 6 Mo LIBOR  ARM                                               2.77%
5YR IO 2/28 6 Mo LIBOR ARM                                         9.33%
5YR IO 3/27 6 Mo LIBOR ARM                                         0.64%
6 Mo LIBOR ARM 30 Yr                                               0.19%
Balloon 40/30                                                      0.84%
Fixed Rate 10 Yr                                                   0.04%
Fixed Rate 15 Yr                                                   0.63%
Fixed Rate 15 Yr Rate Reduction                                    0.01%
Fixed Rate 20 Yr                                                   0.35%
Fixed Rate 20 Yr Rate Reduction                                    0.01%
Fixed Rate 30 Yr                                                  22.18%
Fixed Rate 30 Yr Rate Reduction                                    0.38%

                          [LOGO RBS Greenwich Capital]

Interest Only                                                      9.98%
Not Interest Only                                                 90.02%

Prepay Penalty:  0 months                                         27.62%
Prepay Penalty: 12 months                                         10.22%
Prepay Penalty: 24 months                                         44.59%
Prepay Penalty: 30 months                                          0.20%
Prepay Penalty: 36 months                                         17.36%

First Lien                                                        98.01%
Second Lien                                                        1.99%

Business Bank Statements                                           0.06%
Full Documentation                                                58.88%
Lite Documentation                                                 0.45%
Stated Income Documentation                                       40.62%

Cash Out Refinance                                                63.23%
Purchase                                                          31.47%
Rate/Term Refinance                                                5.30%

2-4 Units Attached                                                 2.46%
2-4 Units Detached                                                 9.80%
Condo High-Rise Attached                                           0.50%
Condo Low-Rise Attached                                            5.05%
PUD Attached                                                       1.16%
PUD Detached                                                       9.39%
Single Family Attached                                             1.47%
Single Family Detached                                            70.17%

Non-owner                                                          6.79%
Primary                                                           91.60%
Second Home                                                        1.60%

Top 5 States:
California                                                        15.51%
Florida                                                           12.93%
New York                                                           9.33%
Massachusetts                                                      7.82%
Texas                                                              5.21%


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
        0.01 -    50,000.00                    330   12,224,454.66      1.51%      10.473          352        90.77         622
   50,000.01 -   100,000.00                  1,117   84,141,671.83     10.42%       8.891          354        78.36         607
  100,000.01 -   150,000.00                  1,120  139,599,720.43     17.28%       7.950          356        78.04         610
  150,000.01 -   200,000.00                    929  162,255,333.18     20.09%       7.616          358        76.17         614
  200,000.01 -   250,000.00                    552  123,837,016.98     15.33%       7.360          358        76.51         618
  250,000.01 -   300,000.00                    449  123,370,114.80     15.28%       7.154          358        77.28         624
  300,000.01 -   350,000.00                    325  105,504,313.58     13.06%       6.774          358        79.66         641
  350,000.01 -   400,000.00                     78   28,934,477.29      3.58%       6.993          359        78.91         644
  400,000.01 -   450,000.00                     33   14,132,545.76      1.75%       6.407          359        78.91         658
  450,000.01 -   500,000.00                     13    6,065,452.91      0.75%       6.535          359        81.74         672
  500,000.01 -   550,000.00                      9    4,727,383.84      0.59%       6.519          359        84.30         655
  550,000.01 -   600,000.00                      5    2,861,477.10      0.35%       7.017          359        81.61         625
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
 4.500 - 4.999                                   2      408,173.33      0.05%       4.945          358        70.45         694
 5.000 - 5.499                                  43   12,443,118.50      1.54%       5.274          358        72.74         682
 5.500 - 5.999                                 276   71,945,686.84      8.91%       5.837          356        73.89         669
 6.000 - 6.499                                 404   91,843,439.59     11.37%       6.273          356        73.38         649
 6.500 - 6.999                                 652  138,202,662.64     17.11%       6.746          357        75.41         644
 7.000 - 7.499                                 546  100,635,775.91     12.46%       7.267          357        77.12         621
 7.500 - 7.999                                 771  129,769,198.47     16.07%       7.754          358        79.60         617
 8.000 - 8.499                                 527   78,588,419.43      9.73%       8.243          357        81.50         598
 8.500 - 8.999                                 583   78,394,769.98      9.71%       8.739          357        80.92         586
 9.000 - 9.499                                 296   36,327,267.39      4.50%       9.246          358        81.34         575
 9.500 - 9.999                                 315   33,693,394.69      4.17%       9.720          356        81.89         568
10.000 -10.499                                 138   12,648,960.21      1.57%      10.203          356        79.38         570
10.500 -10.999                                 142    9,161,816.94      1.13%      10.721          354        83.00         582
11.000 -11.499                                 119    5,967,925.15      0.74%      11.217          353        86.94         588
11.500 -11.999                                 123    5,958,094.96      0.74%      11.642          359        87.08         567
12.000 -12.499                                  16    1,293,281.84      0.16%      12.076          355        78.64         541
12.500 -12.999                                   7      371,976.49      0.05%      12.656          314        75.71         569
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
FICO                                         LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
500-524                                        360   55,352,081.79      6.85%       8.975          357        71.95         512
525-549                                        370   62,921,085.38      7.79%       8.402          358        71.74         538
550-574                                        461   74,113,534.42      9.18%       7.993          358        73.00         563
575-599                                        689   93,965,000.20     11.63%       7.953          356        76.93         588
600-624                                        849  123,030,334.22     15.23%       7.689          357        79.90         612
625-649                                        793  130,940,601.03     16.21%       7.274          358        78.68         637
650-674                                        653  117,528,400.16     14.55%       7.014          357        80.00         661
675-699                                        345   63,953,457.80      7.92%       6.899          356        82.70         685
700+                                           388   80,041,433.25      9.91%       6.652          357        81.83         733
None                                            52    5,808,034.11      0.72%       8.994          357        66.74           0
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
  0.01- 49.99                                  248   36,144,639.17      4.48%       7.294          351        40.50         597
 50.00- 54.99                                  108   17,232,694.25      2.13%       7.156          351        52.37         609
 55.00- 59.99                                  139   24,194,000.66      3.00%       7.061          356        57.61         605
 60.00- 64.99                                  219   41,931,534.40      5.19%       7.070          356        62.48         596
 65.00- 69.99                                  255   45,876,632.82      5.68%       7.407          356        67.23         598
 70.00- 74.99                                  319   59,603,504.64      7.38%       7.359          357        71.74         597
 75.00- 79.99                                  438   78,734,677.30      9.75%       7.630          357        76.82         603
 80.00                                       1,651  266,184,554.09     32.96%       7.453          358        80.00         630
 80.01- 84.99                                  139   27,061,929.97      3.35%       7.354          358        83.24         615
 85.00- 89.99                                  213   41,924,924.25      5.19%       7.496          357        86.31         627
 90.00- 94.99                                  390   73,065,031.30      9.05%       7.688          357        90.45         645
 95.00- 99.99                                  302   49,348,823.11      6.11%       8.227          358        95.21         639
100.00                                         539   46,351,016.40      5.74%       8.963          358       100.00         648
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
120                                              4      341,100.00      0.04%       8.799          119        73.66         628
180                                             52    5,304,071.65      0.66%       7.778          179        63.65         623
240                                             28    2,849,815.56      0.35%       7.522          239        69.95         625
360                                          4,876  799,158,975.15     98.95%       7.568          359        78.00         621
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
 61-120                                          4      341,100.00      0.04%       8.799          119        73.66         628
121-180                                         52    5,304,071.65      0.66%       7.778          179        63.65         623
181-240                                         28    2,849,815.56      0.35%       7.522          239        69.95         625
301-360                                      4,876  799,158,975.15     98.95%       7.568          359        78.00         621
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
DEBT RATIO                                   LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
25.01 -30.00                                   497   66,391,896.92      8.22%       7.838          356        75.25         613
30.01 -35.00                                   669  100,966,875.05     12.50%       7.630          357        76.42         620
35.01 -40.00                                   885  144,129,154.53     17.85%       7.574          356        77.50         621
40.01 -45.00                                 1,075  185,533,011.02     22.97%       7.503          358        79.04         627
45.01 -50.00                                 1,042  178,254,107.42     22.07%       7.507          357        78.77         623
50.01 -55.00                                   628  104,037,509.22     12.88%       7.552          358        78.44         618
55.01 -60.00                                   143   25,021,466.24      3.10%       7.553          357        75.84         601
None                                            21    3,319,941.96      0.41%       8.000          359        75.09         618
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
FRM/ARM                                      LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
ARM                                          3,488  610,322,728.27     75.57%       7.566          359        78.78         617
Fixed Rate                                   1,472  197,331,234.09     24.43%       7.582          352        75.09         633
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
PRODUCT                                      LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
15/15 6 Mo LIBOR ARM                             1      145,000.00      0.02%       7.850          359       100.00         649
2/13 6 Mo LIBOR ARM                              3      158,000.00      0.02%       8.769          179        88.68         640
2/28 6 Mo LIBOR ARM                          2,750  447,547,806.37     55.41%       7.827          359        78.56         605
3/27 6 Mo LIBOR ARM                             94   18,089,610.99      2.24%       7.376          359        77.34         622
40/30 BAL 2/28 6 Mo LIBOR ARM                  170   32,755,491.10      4.06%       7.281          359        76.68         599
40/30 BAL 3/27 6 Mo LIBOR ARM                    9    2,215,250.00      0.27%       7.305          359        73.67         610
40/30 BAL 5/25 6 Mo LIBOR ARM                   19    4,445,978.99      0.55%       6.802          359        73.38         618
40/30 BAL 6 Mo LIBOR ARM                         4      499,200.00      0.06%       7.363          359        81.89         590
5/25 6 Mo LIBOR  ARM                           122   22,367,202.78      2.77%       7.051          359        78.00         645
5YR IO 2/28 6 Mo LIBOR ARM                     287   75,368,287.96      9.33%       6.489          359        82.11         682
5YR IO 3/27 6 Mo LIBOR ARM                      19    5,204,203.31      0.64%       6.097          359        79.48         697
6 Mo LIBOR ARM 30 Yr                            10    1,526,696.77      0.19%       7.464          359        68.85         601
Balloon 40/30                                   30    6,793,440.77      0.84%       6.952          359        69.64         615
Fixed Rate 10 Yr                                 4      341,100.00      0.04%       8.799          119        73.66         628
Fixed Rate 15 Yr                                48    5,066,071.65      0.63%       7.702          179        62.61         625
Fixed Rate 15 Yr Rate Reduction                  1       80,000.00      0.01%      10.650          179        80.00         506
Fixed Rate 20 Yr                                27    2,799,815.56      0.35%       7.480          239        69.85         626
Fixed Rate 20 Yr Rate Reduction                  1       50,000.00      0.01%       9.850          239        75.76         579
Fixed Rate 30 Yr                             1,338  179,166,971.40     22.18%       7.568          359        75.87         635
Fixed Rate 30 Yr Rate Reduction                 23    3,033,834.71      0.38%       9.504          359        66.95         565
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                             WEIGHTED
                                                                                WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT    PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL      CURR       GROSS    REMAINING     COMBINED     AVERAGE
INTEREST ONLY                                LOANS         BALANCE   PRIN BAL     COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
Interest Only                                  306   80,572,491.27      9.98%       6.464          359        81.94         683
Not Interest Only                            4,654  727,081,471.09     90.02%       7.692          357        77.42         614
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
Prepay Penalty:  0 months                    1,478  223,100,029.71     27.62%       7.917          357        77.72         618
Prepay Penalty: 12 months                      323   82,572,193.13     10.22%       7.016          357        76.89         640
Prepay Penalty: 24 months                    2,270  360,102,187.07     44.59%       7.600          359        79.46         614
Prepay Penalty: 30 months                        9    1,651,576.88      0.20%       7.952          359        77.56         622
Prepay Penalty: 36 months                      880  140,227,975.57     17.36%       7.260          354        74.63         635
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621


                          [LOGO RBS Greenwich Capital]


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
LIEN                                         LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
First Lien                                   4,575  791,596,336.30     98.01%       7.507          357        77.50         621
Second Lien                                    385   16,057,626.06      1.99%      10.666          356        96.13         630
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
Business Bank Statements                         2      450,848.30      0.06%       6.797          359        72.91         646
Full Documentation                           3,284  475,516,467.26     58.88%       7.680          357        79.23         612
Lite Documentation                              20    3,651,187.42      0.45%       8.037          359        81.81         612
Stated Income Documentation                  1,654  328,035,459.38     40.62%       7.406          357        75.87         635
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
Cash Out Refinance                           2,891  510,668,645.79     63.23%       7.508          356        74.90         610
Purchase                                     1,802  254,207,432.27     31.47%       7.697          359        83.81         644
Rate/Term Refinance                            267   42,777,884.30      5.30%       7.556          355        78.17         617
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
PROPERTY TYPE                                LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
2-4 Units Attached                              61   19,851,034.92      2.46%       6.787          357        75.74         637
2-4 Units Detached                             326   79,146,084.00      9.80%       7.281          358        77.62         643
Condo High-Rise Attached                        22    4,057,113.21      0.50%       7.844          357        83.22         662
Condo Low-Rise Attached                        255   40,821,967.73      5.05%       7.473          359        78.57         641
PUD Attached                                    54    9,344,410.85      1.16%       7.405          359        76.46         633
PUD Detached                                   433   75,816,016.74      9.39%       7.573          359        78.77         611
Single Family Attached                          92   11,871,092.54      1.47%       7.533          358        77.04         618
Single Family Detached                       3,717  566,746,242.37     70.17%       7.646          356        77.82         617
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
Non-owner                                      348   54,857,658.96      6.79%       8.151          358        82.15         660
Primary                                      4,540  739,840,564.82     91.60%       7.531          357        77.59         618
Second Home                                     72   12,955,738.58      1.60%       7.327          358        76.23         640
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
CREDIT GRADE                                 LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
A                                              271   45,098,123.32      5.58%       8.014          357        72.17         564
AA                                             578   95,479,085.46     11.82%       7.961          357        76.20         577
AA+                                          3,723  608,867,969.28     75.39%       7.335          357        79.33         638
B                                              252   38,205,858.76      4.73%       8.819          358        71.94         548
C                                               94   14,069,344.90      1.74%       9.167          358        67.48         552
CC                                              42    5,933,580.64      0.73%      10.148          359        61.94         563
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
STATE                                        LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
Alabama                                         43    4,446,908.93      0.55%       8.173          354        83.47         600
Alaska                                           1      351,272.00      0.04%       7.200          359       100.00         686
Arizona                                        105   17,888,961.52      2.21%       7.521          357        79.15         605
Arkansas                                        16    1,657,395.50      0.21%       8.843          344        90.99         627
California                                     538  125,275,809.25     15.51%       6.716          357        72.47         632
Colorado                                        68    8,690,072.50      1.08%       7.419          358        82.57         635
Connecticut                                    117   20,566,988.85      2.55%       7.444          357        75.61         611
Delaware                                        15    2,047,381.84      0.25%       7.980          359        79.70         618
District of Columbia                            11    2,138,497.45      0.26%       6.763          359        73.66         635
Florida                                        647  104,417,114.14     12.93%       7.622          358        77.07         615
Georgia                                        153   18,636,159.73      2.31%       8.287          357        84.30         623
Hawaii                                          26    7,716,119.08      0.96%       6.569          359        75.75         664
Idaho                                           29    3,485,672.61      0.43%       7.980          359        80.21         613
Illinois                                       153   23,405,105.30      2.90%       8.132          357        80.96         607
Indiana                                         71    6,844,058.30      0.85%       8.509          359        85.51         613
Iowa                                            26    2,436,646.76      0.30%       8.551          359        81.23         622
Kansas                                          17    1,792,965.00      0.22%       9.301          349        84.72         593
Kentucky                                        44    4,667,195.28      0.58%       8.109          359        90.58         624
Louisiana                                       18    1,923,968.77      0.24%       7.810          358        85.87         616
Maine                                           51    8,055,812.89      1.00%       7.485          358        77.74         647
Maryland                                       104   19,027,818.20      2.36%       7.985          358        75.51         593
Massachusetts                                  286   63,118,527.85      7.82%       7.357          358        74.99         623
Michigan                                       219   26,322,833.76      3.26%       8.316          358        83.35         609
Minnesota                                       41    6,792,380.89      0.84%       7.733          353        81.23         620
Mississippi                                     15    1,211,395.60      0.15%       8.621          359        82.45         615
Missouri                                        71    7,532,094.67      0.93%       8.678          359        85.14         605
Montana                                         11    1,386,252.18      0.17%       8.172          359        86.83         589
Nebraska                                        10      768,155.00      0.10%       8.974          359        88.50         610
Nevada                                          48    8,874,312.04      1.10%       7.343          359        76.93         614
New Hampshire                                   67   10,090,225.28      1.25%       7.531          359        78.85         627
New Jersey                                     177   34,822,685.68      4.31%       7.643          357        75.08         623
New York                                       303   75,347,794.84      9.33%       7.088          357        75.63         636
North Carolina                                  89   10,615,678.01      1.31%       8.313          357        78.60         606
North Dakota                                     2      154,264.70      0.02%       7.181          288        82.65         668
Ohio                                           166   18,589,972.75      2.30%       8.394          358        85.09         614
Oklahoma                                        33    3,363,434.77      0.42%       8.294          359        82.38         603
Oregon                                          29    3,888,583.95      0.48%       7.407          359        78.22         660
Pennsylvania                                   168   22,601,971.03      2.80%       7.782          355        80.52         614
Rhode Island                                    83   16,879,701.43      2.09%       7.149          356        78.72         648
South Carolina                                  52    7,017,370.01      0.87%       8.065          359        81.47         619
South Dakota                                     7      875,028.00      0.11%       8.538          359        86.37         574
Tennessee                                       69    7,416,828.49      0.92%       8.267          349        85.03         615
Texas                                          393   42,040,372.00      5.21%       8.425          352        80.18         598
Utah                                            30    4,223,733.64      0.52%       7.270          359        85.06         653
Vermont                                         41    5,670,820.98      0.70%       8.093          359        80.38         637
Virginia                                       132   20,149,895.59      2.49%       7.747          356        78.39         611
Washington                                      62   10,410,631.53      1.29%       7.225          359        83.75         630
Wisconsin                                       94   11,082,410.67      1.37%       8.263          358        84.76         623
Wyoming                                          9      934,683.12      0.12%       7.639          359        77.68         636
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
SILENT SECOND                                LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
No Silent 2nd                                3,908  643,345,371.12     79.66%       7.671          357        77.38         614
Silent 2nd                                   1,052  164,308,591.24     20.34%       7.175          359        79.82         649
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        4,960  807,653,962.36    100.00%       7.570          357        77.87         621

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
GROSS MARGIN                                 LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
 1.000 - 1.499                                   1       55,001.00      0.01%      11.800          359        55.00         558
 3.000 - 3.499                                  10    2,426,838.63      0.40%       6.019          358        68.02         663
 3.500 - 3.999                                  48   13,095,495.42      2.15%       5.645          358        73.00         679
 4.000 - 4.499                                 247   58,671,694.15      9.61%       6.041          359        75.40         675
 4.500 - 4.999                                 423   90,547,628.99     14.84%       6.559          359        76.06         653
 5.000 - 5.499                                 639  116,681,743.32     19.12%       7.137          359        77.02         631
 5.500 - 5.999                                 624  107,831,201.98     17.67%       7.647          359        80.00         611
 6.000 - 6.499                                 589   92,204,613.35     15.11%       8.161          359        81.55         595
 6.500 - 6.999                                 420   64,240,590.96     10.53%       8.681          359        82.41         579
 7.000 - 7.499                                 291   39,199,106.13      6.42%       9.263          359        82.72         563
 7.500 - 7.999                                 196   25,368,814.34      4.16%       9.832          359        77.81         542
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        3,488  610,322,728.27    100.00%       7.566          359        78.78         617

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
 4.500 - 4.999                                   1      275,837.00      0.05%       4.990          358        61.30         680
 5.000 - 5.499                                  42   12,223,362.04      2.00%       5.271          358        72.88         682
 5.500 - 5.999                                 166   44,441,701.79      7.28%       5.793          358        76.27         672
 6.000 - 6.499                                 275   62,881,355.81     10.30%       6.283          359        75.21         648
 6.500 - 6.999                                 460   99,938,393.49     16.37%       6.744          359        77.36         643
 7.000 - 7.499                                 435   82,183,588.69     13.47%       7.265          359        77.96         618
 7.500 - 7.999                                 622  106,330,534.48     17.42%       7.759          359        80.20         616
 8.000 - 8.499                                 432   65,980,980.63     10.81%       8.244          359        81.97         595
 8.500 - 8.999                                 452   64,650,828.53     10.59%       8.738          359        80.83         580
 9.000 - 9.499                                 230   30,088,442.81      4.93%       9.244          359        82.47         571
 9.500 - 9.999                                 203   24,573,984.34      4.03%       9.713          359        80.54         555
10.000 -10.499                                  79    8,852,128.03      1.45%      10.189          359        78.69         559
10.500 -10.999                                  48    4,536,563.91      0.74%      10.718          359        76.04         552
11.000 -11.499                                  22    1,670,213.52      0.27%      11.237          359        75.72         551
11.500 -11.999                                  18    1,340,413.20      0.22%      11.635          359        73.05         539
12.000 -12.499                                   3      354,400.00      0.06%      12.000          359        70.07         552
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        3,488  610,322,728.27    100.00%       7.566          359        78.78         617


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
 8.500 - 8.999                                   1      339,000.00      0.06%       5.600          359        78.84         666
 9.000 - 9.499                                   1       50,000.00      0.01%       6.350          359        35.46         670
 9.500 - 9.999                                   5      577,106.47      0.09%       6.866          359        88.22         639
10.000 -10.499                                   8    1,069,736.73      0.18%       7.169          358        80.79         627
10.500 -10.999                                   5      804,557.00      0.13%       6.748          359        74.83         659
11.000 -11.499                                  48   12,930,557.31      2.12%       5.436          358        73.62         676
11.500 -11.999                                 173   44,898,750.65      7.36%       5.846          358        76.26         670
12.000 -12.499                                 277   63,033,008.31     10.33%       6.298          359        75.26         647
12.500 -12.999                                 459   99,606,495.22     16.32%       6.751          359        77.33         643
13.000 -13.499                                 428   81,284,718.57     13.32%       7.266          359        77.96         618
13.500 -13.999                                 620  105,899,974.64     17.35%       7.763          359        80.19         615
14.000 -14.499                                 426   65,273,785.36     10.69%       8.244          359        81.92         596
14.500 -14.999                                 444   63,854,779.67     10.46%       8.739          359        80.88         580
15.000 -15.499                                 225   29,332,112.98      4.81%       9.240          359        82.55         571
15.500 -15.999                                 199   24,328,776.14      3.99%       9.712          359        80.43         554
16.000 -16.499                                  80    8,925,698.14      1.46%      10.190          359        78.71         559
16.500 -16.999                                  45    4,364,833.64      0.72%      10.721          359        75.89         553
17.000 -17.499                                  22    1,670,213.52      0.27%      11.237          359        75.72         551
17.500 -17.999                                  18    1,340,413.20      0.22%      11.635          359        73.05         539
18.000 -18.499                                   3      354,400.00      0.06%      12.000          359        70.07         552
19.000 -19.499                                   1      383,810.72      0.06%       9.490          358        72.45         503
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        3,488  610,322,728.27    100.00%       7.566          359        78.78         617

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
1.000                                           14    2,025,896.77      0.33%       7.439          359        72.06         598
2.000                                          162   33,529,534.23      5.49%       7.111          359        74.84         601
3.000                                        3,312  574,767,297.27     94.17%       7.593          359        79.03         618
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        3,488  610,322,728.27    100.00%       7.566          359        78.78         617

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
1.000                                        3,488  610,322,728.27    100.00%       7.566          359        78.78         617
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        3,488  610,322,728.27    100.00%       7.566          359        78.78         617


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL       CURR       GROSS    REMAINING     COMBINED     AVERAGE
NEXT RATE CHANGE DATE                        LOANS         BALANCE   PRIN BAL      COUPON         TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
03/01/06                                         3      462,026.77      0.08%       7.319          358        71.88         651
04/01/06                                        11    1,563,870.00      0.26%       7.474          359        72.12         583
06/01/07                                         1      223,021.72      0.04%       5.550          355        80.00         682
07/01/07                                         1      115,066.14      0.02%       7.150          356        80.00         573
08/01/07                                        11    1,949,746.66      0.32%       7.659          357        79.39         608
09/01/07                                       621  124,719,066.06     20.43%       6.928          358        77.17         645
09/12/07                                         1      115,000.00      0.02%       8.550          359        52.27         560
09/13/07                                         1       52,000.00      0.01%      11.100          359        65.00         564
09/16/07                                         1       95,000.00      0.02%       9.850          359       100.00         627
09/21/07                                         1      138,000.00      0.02%       7.450          359        60.00         519
10/01/07                                     2,544  424,655,817.85     69.58%       7.808          359        79.47         607
11/01/07                                        28    3,766,867.00      0.62%       8.436          360        77.49         588
09/01/08                                        24    6,071,789.30      0.99%       6.323          358        76.19         679
10/01/08                                        98   19,437,275.00      3.18%       7.354          359        77.85         623
08/01/10                                         6    1,342,806.74      0.22%       6.832          357        74.21         652
09/01/10                                        43    8,475,209.03      1.39%       6.571          358        77.05         665
10/01/10                                        92   16,995,166.00      2.78%       7.243          359        77.56         628
10/01/20                                         1      145,000.00      0.02%       7.850          359       100.00         649
------------------------------------------- ------- --------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                        3,488  610,322,728.27    100.00%       7.566          359        78.78         617


                          [LOGO RBS Greenwich Capital]

                 GROUP II STATISTICAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                                 $766,070,932            $25,000          $1,498,434
Average Scheduled Principal Balance                             $239,397
Number of Mortgage Loans                                           3,200

Weighted Average Gross Coupon                                     7.164%             4.990%             13.900%
Weighted Average FICO Score                                          642                500                 809
Weighted Average Combined Original LTV                            79.65%              9.09%             100.00%
Weighted Average Debt-to-Income                                   40.19%              2.03%              64.49%

Weighted Average Original Term                                359 months         120 months          360 months
Weighted Average Stated Remaining Term                        358 months         119 months          360 months
Weighted Average Seasoning                                    1   months         0   months          5   months

Weighted Average Gross Margin                                     5.225%             3.000%              8.650%
Weighted Average Minimum Interest Rate                            7.005%             4.990%             12.300%
Weighted Average Maximum Interest Rate                           13.003%            10.990%             18.300%
Weighted Average Initial Rate Cap                                 2.953%             1.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.000%             1.000%              1.000%
Weighted Average Months to Roll                               28  months         4   months          59  months

Maturity Date                                                                   Oct  1 2015         Nov  1 2035
Maximum Zip Code Concentration                                     0.42%     92336

ARM                                                               76.34%
Fixed Rate                                                        23.66%

2/13 6 Mo LIBOR ARM                                                0.02%
2/28 6 Mo LIBOR ARM                                               28.81%
3/27 6 Mo LIBOR ARM                                                1.24%
40/30 BAL 2/28 6 Mo LIBOR ARM                                      3.09%
40/30 BAL 3/27 6 Mo LIBOR ARM                                      0.16%
40/30 BAL 5/25 6 Mo LIBOR ARM                                      0.36%
40/30 BAL 6 Mo LIBOR ARM                                           0.09%
5/25 6 Mo LIBOR  ARM                                               2.32%
5YR IO 2/28 6 Mo LIBOR ARM                                        29.78%
5YR IO 3/27 6 Mo LIBOR ARM                                         1.76%
5YR IO 5/25 6 Mo LIBOR ARM                                         8.62%
6 Mo LIBOR ARM 30 Yr                                               0.10%
Balloon 40/30                                                      1.25%
Fixed Rate 10 Yr                                                   0.01%
Fixed Rate 15 Yr                                                   0.27%
Fixed Rate 20 Yr                                                   0.32%
Fixed Rate 30 Yr                                                  18.12%
Fixed Rate 30 Yr 5YR IO                                            3.60%
Fixed Rate 30 Yr Rate Reduction                                    0.09%


                          [LOGO RBS Greenwich Capital]

Interest Only                                                     43.76%
Not Interest Only                                                 56.24%

Prepay Penalty:  0 months                                         21.52%
Prepay Penalty: 12 months                                         12.83%
Prepay Penalty: 24 months                                         43.89%
Prepay Penalty: 30 months                                          0.13%
Prepay Penalty: 36 months                                         21.58%
Prepay Penalty: 60 months                                          0.04%

First Lien                                                        93.87%
Second Lien                                                        6.13%

Business Bank Statements                                           0.02%
Full Documentation                                                44.91%
Lite Documentation                                                 0.65%
No Documentation                                                   1.71%
Stated Income Documentation                                       52.71%

Cash Out Refinance                                                69.14%
Purchase                                                          26.32%
Rate/Term Refinance                                                4.54%

2-4 Units Attached                                                 1.58%
2-4 Units Detached                                                 4.26%
Condo High-Rise Attached                                           0.58%
Condo Low-Rise Attached                                            4.23%
Manufactured Housing                                               2.64%
PUD Attached                                                       1.24%
PUD Detached                                                      12.79%
Single Family Attached                                             1.45%
Single Family Detached                                            71.24%

Non-owner                                                          3.39%
Primary                                                           94.49%
Second Home                                                        2.12%

Top 5 States:
California                                                        40.98%
New York                                                          11.25%
Florida                                                            8.27%
Massachusetts                                                      5.94%
New Jersey                                                         3.41%



                          [LOGO RBS Greenwich Capital]


                                                                                              WEIGHTED
                                                                                WEIGHTED      AVERAGE      WEIGHTED
                                                       CURRENT      PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR        GROSS       REMAINING     COMBINED    AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS     BALANCE      PRIN BAL     COUPON         TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
        0.01 -    50,000.00                    437   15,998,600.74      2.09%       10.552          355        92.77         623
   50,000.01 -   100,000.00                    661   48,487,862.63      6.33%        9.504          355        82.30         623
  100,000.01 -   150,000.00                    415   50,849,097.40      6.64%        8.916          358        81.31         618
  150,000.01 -   200,000.00                    264   45,870,501.99      5.99%        7.800          357        75.96         618
  200,000.01 -   250,000.00                    181   40,503,104.21      5.29%        7.283          356        76.83         631
  250,000.01 -   300,000.00                    140   38,338,724.45      5.00%        6.961          359        77.53         644
  300,000.01 -   350,000.00                    113   36,680,426.49      4.79%        6.617          359        78.66         640
  350,000.01 -   400,000.00                    288  108,827,162.46     14.21%        6.732          358        80.57         645
  400,000.01 -   450,000.00                    213   90,763,716.20     11.85%        6.602          358        79.79         653
  450,000.01 -   500,000.00                    162   77,021,676.23     10.05%        6.625          359        80.58         653
  500,000.01 -   550,000.00                     97   51,334,565.64      6.70%        6.718          357        83.41         647
  550,000.01 -   600,000.00                     81   46,581,052.93      6.08%        6.693          359        80.36         652
  600,000.01 -   650,000.00                     35   21,940,341.94      2.86%        6.638          355        79.15         655
  650,000.01 -   700,000.00                     36   24,333,387.76      3.18%        6.705          359        79.49         638
  700,000.01 -   750,000.00                     17   12,317,566.01      1.61%        6.537          359        82.20         670
  750,000.01 -   800,000.00                     13   10,075,461.98      1.32%        6.587          359        78.23         639
  800,000.01 -   850,000.00                     11    9,085,437.93      1.19%        6.189          359        70.80         648
  850,000.01 -   900,000.00                      5    4,385,000.00      0.57%        6.316          359        74.71         646
  900,000.01 -   950,000.00                      3    2,796,000.00      0.36%        6.146          359        80.05         680
  950,000.01 - 1,000,000.00                     11   10,825,915.53      1.41%        6.648          359        64.96         618
1,000,000.01+                                   17   19,055,329.42      2.49%        6.031          358        70.52         667
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                       CURRENT       PCT BY      AVERAGE      STATED       AVERAGE     WEIGHTED
                                              # OF    PRINCIPAL       CURR        GROSS      REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS     BALANCE       PRIN BAL     COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
 4.500 - 4.999                                   1      300,999.66      0.04%        4.990          358        36.93         753
 5.000 - 5.499                                  63   26,941,859.48      3.52%        5.318          358        77.22         680
 5.500 - 5.999                                 308  136,262,327.95     17.79%        5.811          357        76.93         683
 6.000 - 6.499                                 347  136,270,393.58     17.79%        6.250          358        78.12         663
 6.500 - 6.999                                 409  153,116,765.85     19.99%        6.750          358        77.76         644
 7.000 - 7.499                                 289   83,332,994.38     10.88%        7.247          359        79.77         622
 7.500 - 7.999                                 295   75,638,650.00      9.87%        7.732          358        81.83         617
 8.000 - 8.499                                 161   32,738,361.99      4.27%        8.232          358        80.99         596
 8.500 - 8.999                                 206   29,491,954.37      3.85%        8.721          358        84.67         615
 9.000 - 9.499                                 135   15,049,048.32      1.96%        9.245          356        83.36         596
 9.500 - 9.999                                 240   24,050,405.12      3.14%        9.714          358        87.92         629
10.000 -10.499                                 152   14,028,602.67      1.83%       10.220          358        83.97         592
10.500 -10.999                                 230   17,385,605.39      2.27%       10.730          356        86.02         591
11.000 -11.499                                 160    9,896,420.83      1.29%       11.190          359        87.58         583
11.500 -11.999                                 159    8,516,954.59      1.11%       11.687          358        89.95         574
12.000 -12.499                                  34    2,310,883.84      0.30%       12.150          351        76.07         543
12.500 -12.999                                   8      572,202.92      0.07%       12.730          352        75.71         540
13.000 -13.499                                   2       98,001.00      0.01%       13.239          359        63.67         540
13.500 -13.999                                   1       68,500.00      0.01%       13.900          359        84.88         574
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642


                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY       AVERAGE     STATED       AVERAGE     WEIGHTED
                                              # OF     PRINCIPAL      CURR         GROSS     REMAINING     COMBINED    AVERAGE
FICO                                         LOANS      BALANCE      PRIN BAL     COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
500-524                                        150   27,038,463.54      3.53%        9.248          359        74.25         512
525-549                                        183   36,757,013.56      4.80%        8.749          358        72.59         538
550-574                                        188   41,862,551.84      5.46%        7.869          358        73.72         563
575-599                                        424   78,650,687.10     10.27%        7.674          358        79.14         589
600-624                                        558  119,338,273.97     15.58%        7.302          358        78.47         613
625-649                                        471  116,288,693.23     15.18%        6.994          359        79.34         637
650-674                                        447  120,495,478.98     15.73%        6.815          358        81.67         662
675-699                                        325   91,042,425.04     11.88%        6.597          355        81.82         685
700+                                           420  131,378,831.73     17.15%        6.445          358        83.07         737
None                                            34    3,218,512.95      0.42%        9.303          359        73.47           0
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE      STATED       AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL      CURR        GROSS      REMAINING     COMBINED    AVERAGE
COMBINED ORIGINAL LTV                        LOANS      BALANCE      PRIN BAL     COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
  0.01- 49.99                                  116   22,486,986.34      2.94%        6.959          353        39.49         630
 50.00- 54.99                                   50   12,298,407.71      1.61%        6.758          359        52.87         625
 55.00- 59.99                                   66   16,319,557.84      2.13%        7.102          353        57.53         613
 60.00- 64.99                                  118   31,565,967.72      4.12%        7.029          358        62.39         623
 65.00- 69.99                                  204   47,640,211.47      6.22%        7.003          358        67.00         617
 70.00- 74.99                                  181   54,005,699.41      7.05%        7.051          357        71.86         613
 75.00- 79.99                                  305   94,779,538.22     12.37%        6.965          358        76.85         629
 80.00                                         719  207,229,222.23     27.05%        6.857          358        80.00         650
 80.01- 84.99                                   97   28,523,643.73      3.72%        6.774          357        83.25         652
 85.00- 89.99                                  214   65,595,383.75      8.56%        6.825          358        85.69         653
 90.00- 94.99                                  218   71,492,709.77      9.33%        7.111          359        90.51         650
 95.00- 99.99                                  193   50,602,611.14      6.61%        7.459          359        95.20         664
100.00                                         719   63,530,992.61      8.29%        9.259          358       100.00         660
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                           WEIGHTED
                                                                                 WEIGHTED   AVERAGE       WEIGHTED
                                                        CURRENT     PCT BY       AVERAGE     STATED       AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR         GROSS     REMAINING     COMBINED    AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS     BALANCE      PRIN BAL     COUPON       TERM        ORIG LTV     FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
120                                              2      100,400.00      0.01%        7.896          119        73.29         624
180                                             21    2,222,181.85      0.29%        7.840          179        72.20         644
240                                             12    2,421,847.76      0.32%        6.899          238        65.59         651
360                                          3,165  761,326,502.33     99.38%        7.162          359        79.72         642
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642


                          [LOGO RBS Greenwich Capital]

                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE      WEIGHTED
                                                       CURRENT      PCT BY       AVERAGE     STATED       AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR         GROSS     REMAINING     COMBINED    AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS     BALANCE      PRIN BAL     COUPON        TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
 61-120                                          2      100,400.00      0.01%        7.896          119        73.29         624
121-180                                         21    2,222,181.85      0.29%        7.840          179        72.20         644
181-240                                         12    2,421,847.76      0.32%        6.899          238        65.59         651
301-360                                      3,165  761,326,502.33     99.38%        7.162          359        79.72         642
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                              WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                       CURRENT      PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF    PRINCIPAL      CURR         GROSS      REMAINING     COMBINED    AVERAGE
DEBT RATIO                                   LOANS     BALANCE      PRIN BAL     COUPON         TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
 0.01 -20.00                                   257   37,921,990.65      4.95%        7.737          356        73.69         624
20.01 -25.00                                   382   56,408,539.09      7.36%        7.680          357        75.36         621
25.01 -30.00                                   155   36,578,938.04      4.77%        7.110          356        76.84         628
30.01 -35.00                                   277   70,413,236.47      9.19%        6.914          359        79.53         646
35.01 -40.00                                   443  116,119,078.38     15.16%        7.076          358        78.94         647
40.01 -45.00                                   551  152,212,638.17     19.87%        6.985          358        80.36         652
45.01 -50.00                                   587  156,730,430.78     20.46%        7.070          358        81.44         647
50.01 -55.00                                   379   96,746,285.19     12.63%        7.293          358        82.00         630
55.01 -60.00                                    85   25,040,549.80      3.27%        7.231          359        81.65         622
60.01+                                          12    2,758,059.37      0.36%        8.130          359        85.06         629
None                                            72   15,141,186.00      1.98%        7.408          356        78.47         693
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                       CURRENT       PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL       CURR        GROSS      REMAINING     COMBINED    AVERAGE
FRM/ARM                                      LOANS     BALANCE       PRIN BAL    COUPON        TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
ARM                                          1,965  584,812,866.27     76.34%        7.005          359        79.25         638
Fixed Rate                                   1,235  181,258,065.67     23.66%        7.674          355        80.95         655
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642


                          [LOGO RBS Greenwich Capital]

                                                                                           WEIGHTED
                                                                                WEIGHTED    AVERAGE       WEIGHTED
                                                        CURRENT     PCT BY       AVERAGE     STATED       AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL     CURR         GROSS     REMAINING     COMBINED    AVERAGE
PRODUCT                                      LOANS      BALANCE     PRIN BAL     COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
2/13 6 Mo LIBOR ARM                              2      125,900.00      0.02%        9.405          179        82.36         594
2/28 6 Mo LIBOR ARM                            939  220,709,597.25     28.81%        7.681          359        77.10         610
3/27 6 Mo LIBOR ARM                             39    9,508,383.58      1.24%        7.431          359        78.31         627
40/30 BAL 2/28 6 Mo LIBOR ARM                   56   23,677,319.72      3.09%        7.025          359        78.72         614
40/30 BAL 3/27 6 Mo LIBOR ARM                    3    1,218,813.00      0.16%        6.106          359        54.57         672
40/30 BAL 5/25 6 Mo LIBOR ARM                    7    2,729,574.95      0.36%        6.654          359        78.14         630
40/30 BAL 6 Mo LIBOR ARM                         1      660,000.00      0.09%        7.250          359        80.00         608
5/25 6 Mo LIBOR  ARM                            53   17,766,584.93      2.32%        6.903          358        76.20         649
5YR IO 2/28 6 Mo LIBOR ARM                     643  228,141,660.07     29.78%        6.596          359        81.92         655
5YR IO 3/27 6 Mo LIBOR ARM                      35   13,499,799.09      1.76%        6.312          359        81.00         674
5YR IO 5/25 6 Mo LIBOR ARM                     184   66,004,458.72      8.62%        6.275          359        78.49         670
6 Mo LIBOR ARM 30 Yr                             3      770,774.96      0.10%        8.043          359        76.85         606
Balloon 40/30                                   19    9,538,108.12      1.25%        6.249          359        79.56         667
Fixed Rate 10 Yr                                 2      100,400.00      0.01%        7.896          119        73.29         624
Fixed Rate 15 Yr                                19    2,096,281.85      0.27%        7.746          179        71.59         647
Fixed Rate 20 Yr                                12    2,421,847.76      0.32%        6.899          238        65.59         651
Fixed Rate 30 Yr                             1,098  138,844,229.83     18.12%        8.021          359        82.73         652
Fixed Rate 30 Yr 5YR IO                         80   27,556,751.39      3.60%        6.493          359        74.96         665
Fixed Rate 30 Yr Rate Reduction                  5      700,446.72      0.09%        7.256          358        63.33         646
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT     PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL     CURR        GROSS       REMAINING     COMBINED    AVERAGE
INTEREST ONLY                                LOANS      BALANCE     PRIN BAL     COUPON         TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
Interest Only                                  942  335,202,669.27     43.76%        6.513          359        80.64         660
Not Interest Only                            2,258  430,868,262.67     56.24%        7.670          357        78.88         628
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                WEIGHTED      AVERAGE    WEIGHTED
                                                       CURRENT      PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR        GROSS       REMAINING   COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS     BALANCE      PRIN BAL     COUPON         TERM     ORIG LTV       FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
Prepay Penalty:  0 months                      915  164,857,103.81     21.52%        7.773          358        79.63         634
Prepay Penalty: 12 months                      266   98,299,256.15     12.83%        6.885          357        78.63         646
Prepay Penalty: 24 months                    1,407  336,263,958.36     43.89%        7.175          358        80.61         635
Prepay Penalty: 30 months                        2    1,008,900.00      0.13%        6.259          358        87.00         661
Prepay Penalty: 36 months                      609  165,329,713.62     21.58%        6.705          357        78.28         661
Prepay Penalty: 60 months                        1      312,000.00      0.04%        6.800          359        80.00         585
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642


                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                       CURRENT       PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL       CURR        GROSS      REMAINING     COMBINED    AVERAGE
LIEN                                         LOANS     BALANCE       PRIN BAL     COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
First Lien                                   2,439  719,096,113.95     93.87%        6.954          358        78.57         641
Second Lien                                    761   46,974,817.99      6.13%       10.365          357        96.21         648
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                WEIGHTED      AVERAGE      WEIGHTED
                                                       CURRENT      PCT BY      AVERAGE       STATED       AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR        GROSS       REMAINING     COMBINED    AVERAGE
DOCUMENTATION TYPE                           LOANS     BALANCE      PRIN BAL     COUPON         TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
Business Bank Statements                         1      125,000.00      0.02%        9.875          359       100.00         651
Full Documentation                           1,834  344,051,911.82     44.91%        7.363          358        81.10         627
Lite Documentation                              15    4,971,754.49      0.65%        7.452          359        75.77         622
No Documentation                                63   13,118,698.90      1.71%        7.443          355        79.26         703
Stated Income Documentation                  1,287  403,803,566.73     52.71%        6.980          358        78.47         653
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                WEIGHTED     AVERAGE       WEIGHTED
                                                        CURRENT      PCT BY     AVERAGE       STATED       AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR        GROSS       REMAINING     COMBINED    AVERAGE
LOAN PURPOSE                                 LOANS     BALANCE      PRIN BAL     COUPON       TERM         ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
Cash Out Refinance                           1,922  529,670,659.66     69.14%        7.036          358        77.43         634
Purchase                                     1,115  201,646,416.59     26.32%        7.459          358        85.34         666
Rate/Term Refinance                            163   34,753,855.69      4.54%        7.387          358        80.47         624
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                            WEIGHTED
                                                                                 WEIGHTED   AVERAGE       WEIGHTED
                                                       CURRENT      PCT BY       AVERAGE     STATED       AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR         GROSS     REMAINING     COMBINED     AVERAGE
PROPERTY TYPE                                LOANS     BALANCE      PRIN BAL     COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
2-4 Units Attached                              36   12,075,444.37      1.58%        6.664          359        80.14         667
2-4 Units Detached                             129   32,612,097.51      4.26%        7.303          358        80.87         665
Condo High-Rise Attached                        10    4,456,227.96      0.58%        7.190          359        74.12         684
Condo Low-Rise Attached                        145   32,407,455.41      4.23%        7.380          359        81.93         664
Manufactured Housing                           142   20,216,440.21      2.64%        7.459          353        75.53         663
PUD Attached                                    45    9,469,715.76      1.24%        7.176          359        80.48         659
PUD Detached                                   362   98,009,671.38     12.79%        7.139          358        80.27         635
Single Family Attached                          51   11,090,533.48      1.45%        7.057          359        71.98         645
Single Family Detached                       2,280  545,733,345.86     71.24%        7.149          358        79.66         638
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642


                          [LOGO RBS Greenwich Capital]


                                                                                             WEIGHTED
                                                                                WEIGHTED      AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL      CURR        GROSS      REMAINING     COMBINED    AVERAGE
OCCUPANCY STATUS                             LOANS      BALANCE      PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
Non-owner                                      125   26,000,326.38      3.39%        7.745          358        80.89         679
Primary                                      3,040  723,860,459.22     94.49%        7.151          358        79.71         640
Second Home                                     35   16,210,146.34      2.12%        6.775          359        75.17         665
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                 WEIGHTED    AVERAGE      WEIGHTED
                                                       CURRENT      PCT BY       AVERAGE      STATED       AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR         GROSS      REMAINING     COMBINED     AVERAGE
CREDIT GRADE                                 LOANS     BALANCE      PRIN BAL     COUPON        TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
A                                               87   25,778,073.00      3.36%        7.436          357        75.10         576
AA                                             264   61,582,844.58      8.04%        7.698          359        78.32         591
AA+                                          2,571  632,760,029.58     82.60%        6.943          358        80.63         656
B                                              144   26,694,206.02      3.48%        8.764          358        72.91         558
C                                               69    9,698,018.22      1.27%        9.575          359        71.23         546
CC                                              65    9,557,760.54      1.25%       10.693          359        63.21         546
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642



                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL      CURR        GROSS       REMAINING    COMBINED    AVERAGE
STATE                                        LOANS      BALANCE      PRIN BAL     COUPON        TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
Alabama                                         23    2,076,201.47      0.27%        9.186          349        76.15         570
Arizona                                         73   16,464,616.41      2.15%        7.398          357        76.64         620
Arkansas                                         9      744,075.33      0.10%        9.014          349        83.05         596
California                                     904  313,934,738.24     40.98%        6.604          358        80.35         659
Colorado                                        57    7,824,984.36      1.02%        7.523          359        87.25         633
Connecticut                                     42    7,557,892.75      0.99%        7.426          358        79.20         618
Delaware                                         7      784,930.00      0.10%        8.279          359        89.19         591
District of Columbia                             9    2,938,355.20      0.38%        6.712          358        66.22         671
Florida                                        310   63,392,052.55      8.27%        7.619          358        77.32         619
Georgia                                         66    8,330,814.53      1.09%        8.040          354        85.59         649
Hawaii                                          20   10,716,727.50      1.40%        6.545          358        78.21         664
Idaho                                           13    1,451,324.31      0.19%        8.558          359        77.54         589
Illinois                                        49    8,380,687.17      1.09%        8.319          357        85.37         630
Indiana                                         24    2,543,041.15      0.33%        8.745          359        75.87         570
Iowa                                            16    1,263,309.10      0.16%       10.073          359        84.34         591
Kansas                                           6      510,268.40      0.07%       10.636          338        83.61         556
Kentucky                                        30    2,457,631.01      0.32%        8.967          359        85.05         588
Louisiana                                        9      734,359.10      0.10%        9.189          345        83.76         606
Maine                                           31    4,489,802.75      0.59%        8.291          357        77.15         617
Maryland                                        74   17,534,744.89      2.29%        7.765          359        80.54         604
Massachusetts                                  145   45,507,224.60      5.94%        7.096          359        79.46         650
Michigan                                        85    8,022,255.51      1.05%        8.543          359        82.27         616
Minnesota                                       28    4,791,396.05      0.63%        7.956          359        81.57         640
Mississippi                                      3      275,500.00      0.04%        8.543          359        86.72         624
Missouri                                        37    3,317,365.85      0.43%        9.140          359        79.13         608
Montana                                          2      711,000.00      0.09%        7.749          359        72.24         621
Nebraska                                         5      289,587.65      0.04%        8.948          359        88.41         605
Nevada                                          32    6,957,970.50      0.91%        7.090          358        82.83         638
New Hampshire                                   35    6,030,038.62      0.79%        7.843          357        83.25         633
New Jersey                                      78   26,153,213.83      3.41%        7.208          358        75.88         624
New York                                       267   86,152,817.01     11.25%        7.022          358        78.25         645
North Carolina                                  57    7,901,817.79      1.03%        8.056          359        80.65         623
Ohio                                            74    7,995,596.67      1.04%        8.184          350        83.22         623
Oklahoma                                        10    1,250,297.03      0.16%        8.397          358        80.65         620
Oregon                                          25    4,360,801.41      0.57%        7.822          358        79.22         610
Pennsylvania                                    90   10,504,923.72      1.37%        8.439          358        77.00         599
Rhode Island                                    36    7,736,828.59      1.01%        7.207          351        79.36         633
South Carolina                                  21    2,873,030.33      0.38%        8.253          355        84.38         614
South Dakota                                     1      158,650.00      0.02%       10.350          359        95.00         534
Tennessee                                       31    4,006,719.60      0.52%        8.673          356        85.90         594
Texas                                          142   19,148,248.79      2.50%        8.126          354        77.19         613
Utah                                            21    2,586,009.91      0.34%        7.709          359        86.07         630
Vermont                                          7    1,770,540.14      0.23%        6.745          358        72.99         668
Virginia                                       114   22,022,352.39      2.87%        7.606          358        77.91         625
Washington                                      47    8,556,275.31      1.12%        7.170          358        84.90         682
Wisconsin                                       25    2,183,877.90      0.29%        9.160          359        82.17         606
Wyoming                                         10      676,036.52      0.09%        8.876          359        78.58         616
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642


                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE       STATED      AVERAGE      WEIGHTED
                                             # OF      PRINCIPAL      CURR         GROSS     REMAINING     COMBINED     AVERAGE
SILENT SECOND                                LOANS      BALANCE      PRIN BAL     COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
No Silent 2nd                                2,840  656,614,189.72     85.71%        7.275          358        79.80         636
Silent 2nd                                     360  109,456,742.22     14.29%        6.495          359        78.78         675
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        3,200  766,070,931.94    100.00%        7.164          358        79.65         642

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                       CURRENT      PCT BY       AVERAGE       STATED      AVERAGE      WEIGHTED
                                             # OF     PRINCIPAL      CURR         GROSS      REMAINING     COMBINED     AVERAGE
GROSS MARGIN                                 LOANS     BALANCE      PRIN BAL     COUPON         TERM       ORIG LTV       FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
 3.000 - 3.499                                  21    8,657,663.03      1.48%        5.518          358        72.33         699
 3.500 - 3.999                                  97   43,724,749.55      7.48%        5.724          358        78.04         697
 4.000 - 4.499                                 250  103,974,051.52     17.78%        6.029          358        78.41         681
 4.500 - 4.999                                 339  128,358,465.43     21.95%        6.423          359        76.02         653
 5.000 - 5.499                                 316   97,056,229.10     16.60%        6.901          359        80.14         634
 5.500 - 5.999                                 289   81,838,994.38     13.99%        7.414          359        82.04         608
 6.000 - 6.499                                 187   49,384,581.25      8.44%        7.956          359        84.71         604
 6.500 - 6.999                                 122   24,521,940.19      4.19%        8.387          359        83.37         586
 7.000 - 7.499                                  73   11,369,171.35      1.94%        9.097          358        84.09         587
 7.500 - 7.999                                  70    9,633,074.99      1.65%        9.736          359        78.96         558
 8.000 - 8.499                                 197   25,889,428.03      4.43%       10.476          358        74.37         537
 8.500 - 8.999                                   4      404,517.45      0.07%       10.039          359        87.87         563
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        1,965  584,812,866.27    100.00%        7.005          359        79.25         638

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT     PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR         GROSS      REMAINING     COMBINED    AVERAGE
MINIMUM INTEREST RATE                        LOANS     BALANCE      PRIN BAL     COUPON         TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
 4.500 - 4.999                                   1      300,999.66      0.05%        4.990          358        36.93         753
 5.000 - 5.499                                  62   26,674,324.51      4.56%        5.332          358        77.82         681
 5.500 - 5.999                                 222   98,755,436.21     16.89%        5.781          358        78.78         683
 6.000 - 6.499                                 267  107,468,238.98     18.38%        6.246          359        78.52         663
 6.500 - 6.999                                 322  122,547,896.53     20.96%        6.751          359        78.20         641
 7.000 - 7.499                                 229   68,239,431.32     11.67%        7.242          359        80.29         620
 7.500 - 7.999                                 241   64,962,362.14     11.11%        7.725          359        82.24         612
 8.000 - 8.499                                 130   28,878,065.43      4.94%        8.232          359        81.36         593
 8.500 - 8.999                                 119   21,964,109.39      3.76%        8.721          359        83.72         599
 9.000 - 9.499                                  78   10,958,887.80      1.87%        9.246          358        80.70         574
 9.500 - 9.999                                  73   10,680,696.47      1.83%        9.763          358        77.20         550
10.000 -10.499                                  67    7,957,531.38      1.36%       10.215          359        76.44         548
10.500 -10.999                                  78    8,255,912.84      1.41%       10.726          359        75.09         545
11.000 -11.499                                  36    3,217,005.01      0.55%       11.196          359        71.62         535
11.500 -11.999                                  25    2,494,593.60      0.43%       11.714          359        70.89         532
12.000 -12.499                                  15    1,457,375.00      0.25%       12.140          359        70.84         527
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        1,965  584,812,866.27    100.00%        7.005          359        79.25         638


                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                       CURRENT       PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                              # OF    PRINCIPAL      CURR         GROSS      REMAINING     COMBINED    AVERAGE
MAXIMUM INTEREST RATE                        LOANS     BALANCE      PRIN BAL      COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
10.500 -10.999                                   1      300,999.66      0.05%        4.990          358        36.93         753
11.000 -11.499                                  62   26,674,324.51      4.56%        5.332          358        77.82         681
11.500 -11.999                                 222   98,755,436.21     16.89%        5.781          358        78.78         683
12.000 -12.499                                 267  107,468,238.98     18.38%        6.246          359        78.52         663
12.500 -12.999                                 322  122,238,296.53     20.90%        6.752          359        78.23         642
13.000 -13.499                                 232   68,531,681.32     11.72%        7.254          359        80.26         619
13.500 -13.999                                 244   65,463,612.14     11.19%        7.727          359        82.17         612
14.000 -14.499                                 130   28,878,065.43      4.94%        8.232          359        81.36         593
14.500 -14.999                                 119   21,964,109.39      3.76%        8.721          359        83.72         599
15.000 -15.499                                  78   10,958,887.80      1.87%        9.246          358        80.70         574
15.500 -15.999                                  72   10,630,296.47      1.82%        9.764          358        77.18         550
16.000 -16.499                                  64    7,665,281.38      1.31%       10.218          359        76.56         549
16.500 -16.999                                  76    8,114,662.84      1.39%       10.726          359        74.99         544
17.000 -17.499                                  36    3,217,005.01      0.55%       11.196          359        71.62         535
17.500 -17.999                                  25    2,494,593.60      0.43%       11.714          359        70.89         532
18.000 -18.499                                  15    1,457,375.00      0.25%       12.140          359        70.84         527
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        1,965  584,812,866.27    100.00%        7.005          359        79.25         638

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                       CURRENT      PCT BY       AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR        GROSS       REMAINING     COMBINED    AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS     BALANCE      PRIN BAL     COUPON        TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
1.000                                            4    1,430,774.96      0.24%        7.677          359        78.30         607
2.000                                           58   24,535,758.67      4.20%        6.886          359        76.89         621
3.000                                        1,903  558,846,332.64     95.56%        7.009          359        79.36         639
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        1,965  584,812,866.27    100.00%        7.005          359        79.25         638

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE     WEIGHTED
                                                       CURRENT      PCT BY       AVERAGE      STATED      AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL      CURR          GROSS    REMAINING     COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS     BALANCE      PRIN BAL      COUPON       TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
1.000                                        1,965  584,812,866.27    100.00%        7.005          359        79.25         638
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        1,965  584,812,866.27    100.00%        7.005          359        79.25         638


                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                       CURRENT       PCT BY      AVERAGE       STATED       AVERAGE     WEIGHTED
                                             # OF     PRINCIPAL       CURR        GROSS       REMAINING     COMBINED    AVERAGE
NEXT RATE CHANGE DATE                        LOANS     BALANCE       PRIN BAL     COUPON         TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
03/01/06                                         1      384,674.96      0.07%        6.850          358        60.73         556
04/01/06                                         3    1,046,100.00      0.18%        7.981          359        84.77         627
07/01/07                                         3      770,840.57      0.13%        6.649          356        75.93         674
08/01/07                                        68    9,189,352.26      1.57%        7.671          357        75.99         648
09/01/07                                       365  131,304,752.42     22.45%        6.466          358        79.67         663
10/01/07                                     1,193  329,241,381.79     56.30%        7.365          359        79.58         619
11/01/07                                        11    2,148,150.00      0.37%        8.352          360        76.47         589
08/01/08                                         4      631,283.46      0.11%        7.480          357        85.32         681
09/01/08                                        21    7,699,702.21      1.32%        6.289          358        75.64         661
10/01/08                                        52   15,896,010.00      2.72%        6.930          359        79.79         652
08/01/10                                         6    2,617,175.70      0.45%        6.477          357        78.69         646
09/01/10                                        79   32,270,796.90      5.52%        6.134          358        76.69         690
10/01/10                                       159   51,612,646.00      8.83%        6.589          359        78.79         650
------------------------------------------- ------- --------------- ---------- ------------ ------------ ------------ -----------
TOTAL                                        1,965  584,812,866.27    100.00%        7.005          359        79.25         638









                          [LOGO RBS Greenwich Capital]